Exhibit 99.1

Quarterly Earnings and
Supplemental Operating and Financial Data

June 30, 2011

LEXINGTON REALTY TRUST
SUPPLEMENTAL REPORTING PACKAGE
June 30, 2011

LEXINGTON REALTY TRUST
TRADED: NYSE: LXP
ONE PENN PLAZA, SUITE 4015
NEW YORK NY 10119-4015

Contact:
Investor or Media Inquiries, T. Wilson Eglin, CEO
Lexington Realty Trust
Phone: (212) 692-7200 E-mail: tweglin@lxp.com

FOR IMMEDIATE RELEASE
Tuesday, August 2, 2011

LEXINGTON REALTY TRUST REPORTS SECOND QUARTER 2011 RESULTS

New York, NY - August 2, 2011 - Lexington Realty Trust (“Lexington”) (NYSE:LXP), a real estate investment trust focused on single-tenant real estate investments, today announced results for the second quarter ended June 30, 2011.

Second Quarter 2011 Highlights
•	Generated Company Funds From Operations (“Company FFO”) of $41.1 million or $0.24 per diluted common share/unit, adjusted for certain items.
•	Closed property acquisitions of $108.8 million and loan investments of $15.8 million.
•	Increased portfolio occupancy 80 basis points to 96.1%; highest level since 2007.
•	Executed 19 new and renewal leases, totaling approximately 1.4 million square feet.
•	Raised $28.0 million of gross proceeds from dispositions and financing activities.
•
Contracted to (1) lend up to an aggregate $14.3 million to fund the construction of two single-tenant properties and (2) purchase the properties upon completion of construction and commencement of single-tenant leases for an additional $11.7 million.

T. Wilson Eglin, President and Chief Executive Officer of Lexington, stated, “We continue to be pleased with our operating results and the steady progress we have made in executing our business plan. In the first half of 2011, we signed 3.2 million square feet of leases, raised our leased portfolio from 93.4% to 96.1%, disposed of 11 properties for $121.9 million at a 6.6% weighted-average capitalization rate and lowered our debt by $64.2 million. The accretive investments we made in the second quarter fully deployed the proceeds of our May equity offering, which we believe have improved our prospects for dividend growth.”

FINANCIAL RESULTS
Revenues

For the quarter ended June 30, 2011, total gross revenues were $82.7 million, compared with total gross revenues of $80.6 million for the quarter ended June 30, 2010. The increase is primarily due to property acquisitions and an increase in occupancy.

Company FFO Attributable to Common Shareholders/Unitholders

The following presents in tabular form the items excluded from Company FFO for the periods presented (in millions, except for per diluted share/unit data):

	Three Months Ended June 30,						Six Months Ended June 30,
	2011	Per Diluted Share/Unit		2010	Per Diluted Share/Unit		2011	Per Diluted Share/Unit		2010	Per Diluted Share/Unit
Reported Company FFO(A)	$(8.1)	$(0.05)		$14.6	$0.09		$6.9	$0.04		$28.6	$0.19
Acquisition Costs	0.6			—			0.6			—
Debt satisfaction charges (gains), net	—			—			0.6			(2.6)
Forward equity commitment	0.5			1.6			(5.5)			(0.5)
Impairment losses – real estate	59.2			22.1			88.8			50.1)
Impairment losses – consolidated debt investments	—			3.9			—			3.9
Impairment losses – real estate noncontrolling interests	(11.8)			(6.4)			(11.8)			(9.5)
Impairment loss – JV	—			—			1.6			—
Other	0.7			0.1			1.6			0.3
Company FFO, as adjusted	$41.1	$0.24	(B)	$35.9	$0.23	(B)	$82.8	$0.48	(B)	$70.3	$0.47

(A)	A reconciliation of GAAP net loss to Company FFO is provided later in this press release. Reported Company FFO excludes the assumed settlement of the forward equity commitment.
(B)
Per diluted share/unit reflects the impact of estimated net common shares retired upon the assumed settlement of the forward equity commitment of (3,544,219), (3,356,445), (3,468,421) and (3,312,724) for the three months ended June 30, 2011 and 2010 and six months ended June 30, 2011 and 2010, respectively.

Net Loss Attributable to Common Shareholders

For the quarter ended June 30, 2011, net loss attributable to common shareholders was $(50.5) million , or a loss of $(0.33) per diluted share, compared with net loss attributable to common shareholders for the quarter ended June 30, 2010 of $(30.4) million, or a loss of $(0.23) per diluted share.

Capital Activities

Lexington issued 10.0 million common shares, raising net proceeds of $90.6 million. The net proceeds were primarily used to fund investments.

Common Share Dividend/Distribution

During the quarter ended June 30, 2011, Lexington declared a regular quarterly dividend/distribution of $0.115 per common share/unit, which was paid on July 15, 2011 to common shareholders/unitholders of record as of June 30, 2011.

OPERATING ACTIVITIES
Investments

Property Acquisitions. During the second quarter of 2011, Lexington:

•
acquired an 80,000 square foot office facility in Rock Hill, South Carolina (Charlotte, NC - CBSA) for an original cost basis of $7.4 million (8.9% initial cap rate). The facility is net-leased for a remaining term of approximately 10 years.

•
purchased a 514,000 square foot industrial facility in Byhalia, Mississippi (Memphis, TN-CBSA) for an original cost basis of $27.5 million (9.3% initial cap rate). The facility is net-leased for a 15-year term. Subsequent to closing, Lexington financed the facility with a $15.0 million, 4.71% interest only non-recourse mortgage loan, which matures in 2016.

•
closed on the acquisition of a 673,000 square foot industrial property in Shelby, North Carolina for an original cost basis of $23.5 million (9.1% initial cap rate). The facility is net-leased for a 20-year term. Lexington funded the construction of the property beginning in 2010.

•	acquired a 292,700 square foot office property in Allen, Texas (Dallas, TX-CBSA) for an original cost basis of $36.3 million (8.5% initial cap rate). The property is net-leased through March 2018.

•
made a preferred equity investment in a joint venture formed to acquire a 210,000 square foot office property in Aurora, Illinois (Chicago, IL-CBSA). Lexington contributed $14.2 million to the joint venture for an 87% preferred equity interest in the property. The property was purchased by a subsidiary of the joint venture for an original cost basis of $15.9 million (14.0% initial cap rate). The property is net-leased through September 2017. Lexington is entitled to a 15% internal rate of return, including a 9.6% current annual preferred return on its investment.

In addition, subsequent to quarter end, Lexington acquired a 42,000 square foot office property in Columbus, Ohio for an original cost basis of $6.1 million (9.1% initial cap rate). At closing, the property was net-leased to the seller for a 16-year term.

Loan Investments. During the second quarter of 2011, Lexington:

•
closed on a $10.0 million mezzanine loan secured by a 100% pledge of all equity interests in the entities which own two to-be-constructed distribution facilities. The loan matures in 2013 and has an interest rate of 15.0% for the first year and 18.5% for the second year.

•	invested $5.8 million in an equally owned joint venture formed to acquire the economic interest in a mezzanine loan owned by Concord Debt Holdings, LLC.

New Build-to-Suit Transactions. During the second quarter of 2011, Lexington:

•
contracted to (1) lend up to $11.8 million to fund the construction of a 70,000 square foot office property in Huntington, West Virginia and (2) acquire the property for a maximum price of $13.0 million (9.4% initial cap rate) upon completion of construction and commencement of the tenant lease, which is expected to occur in the fourth quarter of 2011. The property will be net-leased for a term of 15 years.

•
agreed to (1) lend up to $2.5 million to fund a portion of the construction of a 257,000 square foot industrial property in Shreveport, Louisiana and (2) acquire the property for $13.1 million (9.5% initial cap rate) upon completion of construction and commencement of the tenant lease, which is expected to occur in the second quarter of 2012. The property will be net-leased for a term of 10 years.

In addition, Lexington continues to fund the construction of the previously announced $18.0 million build-to-suit property in Saint Joseph, Missouri  (9.5% initial cap rate), which will be subject to a 15-year net-lease upon completion.

No assurance can be provided that construction of these built-to-suit projects will be completed or the acquisitions will be consummated.

Information on these investments is provided in tabular form in Lexington's Supplemental Operating and Financial Data Disclosure Package available at www.lxp.com.

Capital Recycling

During the second quarter of 2011, Lexington disposed of five properties to unrelated parties for an aggregate gross sales price of $13.0 million, representing a weighted-average cap rate of 3.3%. Subsequent to quarter end, Lexington disposed of one property for $0.9 million at a cap rate of 9.5%. Total year-to-date disposition activity is $122.8 million at a weighted-average cap rate of 6.7%.

Leasing Activity

For the quarter ended June 30, 2011, 19 new and renewal leases for 1.4 million square feet were executed in Lexington's portfolio.  At June 30, 2011, Lexington's overall portfolio was 96.1% leased.

2011 EARNINGS GUIDANCE

Lexington's estimate of Company FFO remains unchanged at $0.90 to $0.93 per diluted share for the year ended December 31, 2011. This guidance is forward looking, excludes the impact of certain items and is based on current expectations.

 SECOND QUARTER 2011 CONFERENCE CALL

Lexington will host a conference call today, Tuesday, August 2, 2011, at 11:00 a.m. Eastern Time, to discuss its results for the quarter ended June 30, 2011. Interested parties may participate in this conference call by dialing 800-357-9448 or 719-325-2261. A replay of the call will be available through August 16, 2011, at 877-870-5176 or 858-384-5517, pin: 2428086. A live webcast of the conference call will be available at www.lxp.com within the Investor Relations section.

ABOUT LEXINGTON REALTY TRUST

Lexington Realty Trust is a real estate investment trust that owns, invests in, and manages office, industrial and retail properties net-leased to major corporations throughout the United States and provides investment advisory and asset management services to investors in the net lease area. Lexington shares are traded on the New York Stock Exchange under the symbol “LXP”. Additional information about Lexington is available on-line at www.lxp.com or by contacting Lexington Realty Trust, One Penn Plaza, Suite 4015, New York, New York 10119-4015, Attention: Investor Relations.

This release contains certain forward-looking statements which involve known and unknown risks, uncertainties or other factors not under Lexington's control which may cause actual results, performance or achievements of Lexington to be materially different from the results, performance, or other expectations implied by these forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, those discussed under the headings “Management's Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” in Lexington's periodic reports filed with the Securities and Exchange Commission, including risks related to: (1) the authorization by Lexington's Board of Trustees of future dividend declarations to achieve an annualized dividend paid in 2011 of $0.46 per common share, (2) Lexington's ability to achieve its estimate of Company FFO for the year ended December 31, 2011, (3) the consummation of the built-to-suit construction loans and subsequent acquisition of such properties, (4) the failure to continue to qualify as a real estate investment trust, (5) changes in general business and economic conditions, including the impact of the current global financial and credit crisis, (6) competition, (7) increases in real estate construction costs, (8) changes in interest rates, or (9) changes in accessibility of debt and equity capital markets. Copies of the periodic reports Lexington files with the Securities and Exchange Commission are available on Lexington's web site at www.lxp.com. Forward-looking statements, which are based on certain assumptions and describe Lexington's future plans, strategies and expectations, are generally identifiable by use of the words “believes,” “expects,” “intends,” “anticipates,” “estimates,” “projects”, “is optimistic” or similar expressions. Lexington undertakes no obligation to publicly release the results of any revisions to those forward-looking statements which may be made to reflect events or circumstances after the occurrence of unanticipated events. Accordingly, there is no assurance that Lexington's expectations will be realized.

References to Lexington refer to Lexington Realty Trust and its consolidated subsidiaries. All interests in properties and loans are held through special purpose entities, which are separate and distinct legal entities, but consolidated for financial statement purposes and/or disregarded for income tax purposes.

LEXINGTON REALTY TRUST AND CONSOLIDATED SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
Three and six months ended June 30, 2011 and 2010
(Unaudited and in thousands, except share and per share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2011	2010	2011	2010
Gross revenues:
Rental	$73,749	$72,567	$147,505	$144,650
Advisory and incentive fees	1,151	201	1,447	615
Tenant reimbursements	7,775	7,797	16,386	16,823
Total gross revenues	82,675	80,565	165,338	162,088

Expense applicable to revenues:
Depreciation and amortization	(41,880)	(38,839)	(81,127)	(78,574)
Property operating	(16,348)	(16,332)	(33,464)	(33,576)
General and administrative	(5,540)	(4,939	(10,987)	(10,910)
Non-operating income	2,833	2,819)	5,831	5,045
Interest and amortization expense	(26,953)	(30,280)	(53,967)	(60,507)
Debt satisfaction gains (charges), net	(10	—	9	(762)
Change in value of forward equity commitment	(445)	(1,617)	5,548	460
Impairment charges and loan losses	(53,638)	(6,879	(53,638)	(6,879)

Loss before benefit (provision) for income taxes, equity in earnings of non-consolidated entities and discontinued operations	(59,306)	(15,502)	(56,457)	(23,615)
Benefit (provision) for income taxes	(231)	(605	1,293	(1,241)
Equity in earnings of non-consolidated entities	7,600	5,368	11,599	10,606
Loss from continuing operations	(51,937)	(10,739)	(43,565)	(14,250)

Discontinued operations:
Income (loss) from discontinued operations	381	101	1,289	(1,545)
Provision for income taxes	(6)	(13)	(9	(18)
Debt satisfaction gains (charges), net	—	—	(60	3,385
Gains on sales of properties	170	52	5,069	498
Impairment charges	(5,565)	(19,102)	(35,131)	(47,097)
Total discontinued operations	(5,020)	(18,962)	(29,385	(44,777)
Net loss	(56,957)	(29,701	(72,950)	(59,0270
Less net loss attributable to noncontrolling interests	12,699)	5,600	11,253	8,159
Net loss attributable to Lexington Realty Trust shareholders	(44,258)	(24,101	(61,697)	(50,868)
Dividends attributable to preferred shares - Series B	(1,590)	(1,590	(3,180)	(3,180)
Dividends attributable to preferred shares - Series C	(1,690)	(1,703	(3,380)	(3,405)
Dividends attributable to preferred shares - Series D	(2,925	(2,925	(5,851)	(5,851)
Dividends attributable to non-vested common shares	(76)	(60	(155)	(1230
Redemption discount - Series C	—	—	86	—
Net loss attributable to common shareholders	$(50,539	$(30,379)	$(74,177	$(63,427)

Loss per common share - basic and diluted:
Loss from continuing operations	$(0.30	$(0.14)	$(0.31)	$(0.22)
Loss from discontinued operations	$(0.03	$(0.09)	(0.19)	(0.28)
Net loss attributable to common shareholders	$(0.33	$(0.23)	$(0.50)	$(0.50)

Weighted-average common shares outstanding - basic and diluted	151,526,956	133,141,084	148,866,015	127,339,144

Amounts attributable to common shareholders:
Loss from continuing operations	$(45,769)	$(17,864)	$(45,242)	$(28,348)
Loss from discontinued operations	(4,770)	(12,515)	(28,935)	(35,079
Net loss attributable to common shareholders	$(50,539)	$(30,379)	$(74,177)	$(63,427)

LEXINGTON REALTY TRUST AND CONSOLIDATED SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
June 30, 2011 (unaudited) and December 31, 2010
(In thousands, except share and per share data)

	2011	2010
Assets:
Real estate, at cost	$3,199,804	$3,363,586
Investments in real estate under construction	7,251	11,258
Less: accumulated depreciation and amortization	602,004	601,239
	2,605,051	2,773,605
Property held for sale - discontinued operations	12,143	7,316
Intangible assets, net	192,083	203,495
Cash and cash equivalents	64,149	52,644
Restricted cash	30,304	26,644
Investment in and advances to non-consolidated entities	100,700	72,480
Deferred expenses, net	46,072	39,912
Loans receivable, net	112,987	88,937
Rent receivable - current	7,255	7,498
Rent receivable - deferred	7,825	6,293
Other assets	61,057	56,172
Total assets	$3,239,626	$3,334,996

Liabilities and Equity:
Liabilities:
Mortgages and notes payable	$1,415,968	$1,481,216
Exchangeable notes payable	61,770	61,438
Convertible notes payable	104,180	103,211
Trust preferred securities	129,120	129,120
Dividends payable	24,320	23,071
Liabilities - discontinued operations	5,123	3,876
Accounts payable and other liabilities	54,412	51,292
Accrued interest payable	12,218	13,989
Deferred revenue - below market leases, net	84,827	96,490
Prepaid rent	18,358	15,164
	1,910,296	1,978,867
Commitments and contingencies

Equity:
Preferred shares, par value $0.0001 per share; authorized 100,000,000 shares,
Series B Cumulative Redeemable Preferred, liquidation preference $79,000; 3,160,000 shares issued and outstanding	76,315	76,315
Series C Cumulative Convertible Preferred, liquidation preference $103,995 and $104,760; 2,079,904 and 2,095,200 shares issued and outstanding in 2011 and 2010, respectively	101,035	101,778
Series D Cumulative Redeemable Preferred, liquidation preference $155,000; 6,200,000 shares issued and outstanding	149,774	149,774
Common shares, par value $0.0001 per share; authorized 400,000,000 shares, 157,522,107 and 146,552,589 shares issued and outstanding in 2011 and 2010, respectively	16	15
Additional paid-in-capital	2,035,721	1,937,942
Accumulated distributions in excess of net income	(1,094,614)	(985,562)
Accumulated other comprehensive income (loss)	670	(106)
Total shareholders' equity	1,268,917	1,280,156
Noncontrolling interests	60,413	75,973
Total equity	1,329,330	1,356,129
Total liabilities and equity	$3,239,626	$3,334,996

LEXINGTON REALTY TRUST AND CONSOLIDATED SUBSIDIARIES
COMPANY FUNDS FROM OPERATIONS PER SHARE
(Unaudited and in thousands, except share and per share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2011	2010	2011	2010
COMPANY FUNDS FROM OPERATIONS: (1)
Basic and Diluted:
Net loss attributable to common shareholders	$(50,539)	$(30,379)	$(74,177)	$63,427)
Adjustments:
Depreciation and amortization	40,922	40,358	79,518	83,480)
Noncontrolling interests - OP units	(1,398)	447	(958	756
Amortization of leasing commissions	966	695	1,873	1,767
Joint venture and noncontrolling interest adjustment	(1,924)	(526	(2,219)
Preferred dividends - Series C	1,690	1,703	3,294	3,405
Gains on sales of properties	(170)	(52)	(5,069	(498)
Interest and amortization on 6.00% Convertible Notes	2,326)	2,325	4,653	3,958
Company FFO	$(8,127)	$14,571	$6,915	$8,595

Basic:
Weighted-average common shares outstanding - basic	151,526,956	133,141,084	148,866,015	127,339,144
6.00% Convertible Notes	16,230,905	16,230,905	16,230,905	13,918,888
Non-vested share-based payment awards	138,457	58,512	130,662	51,664
Operating Partnership Units	4,824,501	5,379,186	4,861,704	5,384,193
Preferred Shares - Series C	5,062,278	5,099,507	5,077,293	5,099,507
Weighted-average common shares outstanding	177,783,097	159,909,194	175,166,579	151,793,396
Company FFO per common share - Basic	$(0.05)	$0.09	$0.04	$.19

Diluted:
Weighted-average common shares outstanding - basic	151,526,956	133,141,084	148,866,015	127,339,144
6.00% Convertible Notes	16,230,905	16,230,905	16,230,905	13,918,888
Non-vested share-based payment awards	138,457	58,512	130,662	51,664
Operating Partnership Units	4,824,501	5,379,186	4,861,704	5,384,193
Preferred Shares - Series C	5,062,278	5,099,507	5,077,293	5,099,507
Options - Incremental shares	328,985	—	361,866	—
Weighted-average common shares outstanding	178,112,082	159,909,194	175,528,445	151,793,396
Company FFO per common share - Diluted	$(0.05)	$0.09	$0.04	$.19

LEXINGTON REALTY TRUST AND CONSOLIDATED SUBSIDIARIES
EARNINGS PER SHARE
(Unaudited and in thousands, except share and per share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2011	2010	2011	2010
EARNINGS PER SHARE:
Basic and Diluted:
Loss from continuing operations attributable to common shareholders	$45,769)	$(17,864)	$(45,242)	$(28,348)
Loss from discontinued operations attributable to common shareholders	(4,770)	(12,515)	(28,935)	(35,079)
Net loss attributable to common shareholders	$50,539)	(30,379)	$(74,177)	$(63,427)

Weighted-average number of common shares outstanding	151,526,956	133,141,084	148,866,015	127,339,144
Loss per common share:
Loss from continuing operations	$(0.30)	$(0.14)	$(0.31)	$(0.22)
Loss from discontinued operations	(0.03)	(0.09)	(0.19)	(0.28)
Net loss attributable to common shareholders	$(0.33)	$(0.23)	$(0.50)	$(0.50)

1 Lexington believes that Funds from Operations (“FFO”) is a widely recognized and appropriate measure of the performance of an equity REIT. Lexington presents FFO because it considers FFO an important supplemental measure of Lexington's operating performance. Lexington believes FFO is frequently used by securities analysts, investors and other interested parties in the evaluation of REITs, many of which present FFO when reporting their results. FFO is intended to exclude generally accepted accounting principles (“GAAP”) historical cost depreciation and amortization of real estate and related assets, which assumes that the value of real estate diminishes ratably over time. Historically, however, real estate values have risen or fallen with market conditions. As a result, FFO provides a performance measure that, when compared year over year, reflects the impact to operations from trends in occupancy rates, rental rates, operating costs, development activities, interest costs and other matters without the inclusion of depreciation and amortization, providing perspective that may not necessarily be apparent from net income.

FFO is determined in accordance with standards established by the National Association of Real Estate Investment Trusts, Inc. (“NAREIT”). FFO is defined by NAREIT as “net income (or loss) computed in accordance with GAAP, excluding gains (or losses) from sales of property, plus real estate depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures.” FFO does not represent cash generated from operating activities in accordance with GAAP and is not indicative of cash available to fund cash needs. FFO should not be considered as an alternative to net income as an indicator of our operating performance or as an alternative to cash flow as a measure of liquidity.

Lexington includes in its calculation of FFO, which Lexington refers to as the “Company's funds from operations” or “Company FFO,” Lexington's operating partnership units, Lexington's Series C Cumulative Convertible Preferred Shares, and Lexington's 6.00% Convertible Notes because these securities are convertible, at the holder's option, into Lexington's common shares. Management believes this is appropriate and relevant to securities analysts, investors and other interested parties because Lexington presents Company FFO on a company-wide basis as if all securities that are convertible, at the holder's option, into Lexington's common shares, are converted. Since others do not calculate FFO in a similar fashion, Company FFO may not be comparable to similarly titled measures as reported by others.

# # #

LEXINGTON REALTY TRUST
2011 Second Quarter Leasing Summary

	NEW LEASES
	Tenants (Guarantors)	Location		Lease Expiration Date	Sq. Ft.	New Cash Rent Per Annum ($000)(1)	New GAAP Rent Per Annum ($000)(1)
	Office/Multi-Tenant
1	United States of America	Lenexa	KS	03/2022	193,830	$4,287	$7,380
2	Transamerica Life Insurance Company	Baltimore	MD	01/2022	15,614	$667	$887
3	First Investors Corporation	Glen Allen	VA	12/2016	3,491	$36	$36
4	Miles & Stockbridge P.C. (2)(3)	Baltimore	MD	03/2028	107,366	$3,176	$3,432
5	Pennsylvania School of Business, Inc. (4)	Allentown	PA	09/2021	22,392	$44	$44
6	Bolton Partners, Inc. (2)	Baltimore	MD	09/2016	14,629	$266	$266
7	Flexco, Inc.	Lisle	IL	08/2014	7,535	$113	$113
8	Ascendent Engineering and Safety Solutions, LLC	Johnson City	TN	06/2013	1,642	$25	$25
9	Oxford Global Resources, Inc. (On Assignment, Inc.)	Palm Beach Gardens	FL	09/2019	18,582	$125	$125
10	Mack Insurance Agency Inc.	Johnson City	TN	07/2013	1,643	$16	$16

10	TOTAL NEW LEASES				386,724	$8,755	$12,324

	LEASE EXTENSIONS
	Tenants (Guarantors)	Location		Prior Term	Lease Expiration Date	Sq. Ft.	New Cash Rent Per Annum ($000)(1)	Prior Cash Rent Per Annum ($000)	New GAAP Rent Per Annum ($000)(1)	Prior GAAP Rent Per Annum ($000)

	Office/Multi-Tenant
1	League of Women Voters of Honolulu	Honolulu	HI	05/2011	05/2014	651	$6	$12	$6	$12
2	Harbor Investment Advisory, LLC	Baltimore	MD	04/2015	05/2016	7,750	$214	$120	$214	$120
3	Honeywell International Inc. (4)	Glendale	AZ	07/2011	07/2019	252,300	$837	$1,171	$907	$1,484
4	HP Enterprise Services, LLC (4)	Des Moines	IA	04/2012	04/2017	405,000	$1,184	$1,488	$1,264	$1,416
5	TD Auto Finance LLC	Westlake	TX	12/2011	12/2016	130,290	$2,850	$3,660	$2,537	$3,455
6	United States of America	Beaumont	TX	06/2011	06/2012	1,982	$38	$38	$38	$38
7	Apria Healthcare, Inc.	Lake Forest	CA	01/2012	01/2022	100,012	$1,078	$2,036	$1,199	$1,792
8	Angell M.L. You	Honolulu	HI	05/2011	05/2014	423	$11	$12	$11	$12

8	Total office/multi-tenant lease extensions					898,408	$6,218	$8,537	$6,176	$8,329

	Industrial
1	Owens Corning Insulating Systems, LLC(5)	Hebron	OH	05/2011	08/2011	146,960	$326	$371	$326	$371

1	Total industrial lease extensions					146,960	$326	$371	$326	$371

9	TOTAL EXTENDED LEASES					1,045,368	$6,544	$8,908	$6,502	$8,700

19	TOTAL NEW AND EXTENDED LEASES					1,432,092	$15,299	$8,908	$18,826	$8,700

LEXINGTON REALTY TRUST
2011 Second Quarter Leasing Summary

	LEASE NON-RENEWAL
	Tenants/Guarantors		Location	Lease Expiration Date	Sq. Ft.	Prior Cash Rent Per Annum ($000)	Prior GAAP Rent Per Annum ($000)
	Office
1	Bally's Total Fitness of the Midwest, Inc. (Bally's Health & Tennis Corporation) (6)	Canton	OH	06/2011	37,214	$279	234
2	The Wackenhut Wells Fargo Bank, N.A. (4)	Allentown Beach Gardens	PA	06/2011	48,838	81	215

2	TOTAL LEASE NON-RENEWALS				86,052		449

Footnotes
(1)	Assumes twelve months rent from the later of 07/01/2011 or lease commencement/extension.
(2)	RBC Capital Markets, LLC surrendered 43,887 sf and paid a $1.4 million termination payment.
(3)	Estimated occupancy is 4/1/2012 with rent commencing 4/1/2013.
(4)	Investment held in Net Lease Strategic Assets Fund L.P., rent amounts reflect Lexington's 47.73% ownership percentage, however square footage is actual.
(5)	Lease space contracted to 80,960 sf effective 7/1/2011. Prior cash and GAAP rent for 168,960 sf.
(6)	Property under contract to sell for $1.7 million.

LEXINGTON REALTY TRUST
2011 Second Quarter Investment/Disposition Summary

	PROPERTY INVESTMENTS
	Tenants (Guarantors)	Location		Property Type	Initial Basis ($000)	Estimated Current Annual Cash Rent ($000)	Current Cash Yield	Current GAAP Yield	Lease Expiration
1	Asics America Corporation (Asics Corporation)	Byhalia	MS	Industrial	$27,492	$2,548	9.3%	10.7%	03/2026
2	3D Systems Corporation	Rock Hill	SC	Office	$7,395	$657	8.9%	9.3%	08/2021
3	Experian Information Solutions, Inc. (Experian Holdings, Inc.) (1)	Allen	TX	Office	$36,304	$3,073	8.5%	8.5%	03/2018
4	Clearwater Paper Corporation	Shelby	NC	Industrial	$23,470	$2,142	9.1%	11.1%	05/2031
5	Westell Technologies, Inc. (2)	Aurora	IL	Office	$14,180	$1,989	14.0%	12.9%	09/2017

5	TOTAL PROPERTY INVESTMENTS				$108,841	$10,409	9.6%	10.2%

	LOAN INVESTMENTS
		Amount ($000)	Current Yield	Maturity
1	Norcross, GA/ E. Greenbush, NY (3)	$10,000	16.8%	06/2013
2	New York, NY (4)	$5,760	2.2%	02/2012

2	TOTAL LOAN INVESTMENTS	$15,760

	BUILT-TO-SUIT TRANSACTIONS
		Property Type	Sq. Ft.	Maximum Loan Commitment ($000)	Estimated Purchase Price ($000)	Lease Term (Years)	Estimated Completion Date
1	Huntington, WV	Office	70,000	$11,826	$13,000	15	11/2011
2	Shreveport, LA	Industrial	257,000	$2,520	$13,064	10	06/2012

2	TOTAL BUILD-TO-SUIT TRANSACTIONS			$14,346	$26,064

	DISPOSITIONS
	Tenants (Guarantors)	Location		Property Type	Gross Sale Price ($000)	Annualized NOI ($000)	Month of Disposition
1	Vacant	New Kingstown	PA	Industrial	$7,000	$(293)	April
2	Rotron Incorporated (EG&G, Inc.) (5)	Saugerties	NY	Industrial	$800	$118	April
3	Cafeteria Operators, LP (Furrs Restaurant Group, Inc.)	El Paso	TX	Retail	$835	$167	April
4	Brookshire Grocery Company	Hillsboro	TX	Retail	$1,592	$158	May
5	The Kroger Co.	Houston	TX	Retail	$2,776	$283	May

5	TOTAL DISPOSITIONS				$13,003	$433

Footnotes

(1)	Acquired from Net Lease Strategic Assets Fund L.P.
(2)	Lexington has an 87% joint venture interest in the property and is entitled to a 15% internal rate of return, including a 9.6% current annual preferred return on its investment.
(3)	Interest rate is 15% for the first year and 18.5% for the second year.
(4)	Lexington has a 50% joint venture interest in this investment and amount represents Lexington's investment. At maturity expected proceeds are $7.8 million.
(5)	Lexington had a 57.8% interest in this property.

LEXINGTON REALTY TRUST
Property Leases and Vacancies - Consolidated Portfolio - 6/30/2011

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Year Built/ Renovated/ Expanded	Sq.Ft. Leased or Available (1)	Cash Rent as of 6/30/2011 ($000) (2)	GAAP Base Rent as of 6/30/2011 ($000) (3)
OFFICE PROPERTIES
2011	9/30/2011	200 Lucent Ln.	Cary	NC	--	Alcatel-Lucent USA, Inc.	1999	124,944	1,174	1,029
	11/30/2011	4000 Johns Creek Pkwy.	Suwanee	GA	--	PerkinElmer Instruments, LLC	2001	13,955	279	240
	12/31/2011	37101 Corporate Dr.	Farmington Hills	MI	--	Continental Automotive Systems, Inc.	2001	119,829	3,936	2,489
2012	1/31/2012	1275 Northwest 128th St.	Clive	IA	--	Principal Life Insurance Company	2004	61,180	400	400
		4000 Johns Creek Pkwy.	Suwanee	GA	--	Kraft Foods Global, Inc.	2001	73,264	722	693
	3/31/2012	120 East Shore Dr.	Glen Allen	VA	16	Capital One Services, LLC	2000	77,045	376	387
		1701 Market St.	Philadelphia	PA	4	Car-Tel Communications, Inc.	1957/1997	1,220	24	24
		3940 South Teller St.	Lakewood	CO	--	MoneyGram Payment Systems, Inc.	2002	68,165	620	434
	8/31/2012	2706 Media Center Dr.	Los Angeles	CA	--	Sony Electronics, Inc.	2000	20,203	105	105
		5757 Decatur Blvd.	Indianapolis	IN	--	Allstate Insurance Company	2002	84,200	687	774
						Damar Services, Inc.	2002	5,756	22	22
	10/31/2012	4455 American Way	Baton Rouge	LA	--	Bell South Mobility Inc.	1997	70,100	578	557
	11/7/2012	2706 Media Center Dr.	Los Angeles	CA	--	Playboy Enterprises, Inc.	2000	63,049	776	629
	11/14/2012	2211 South 47th St.	Phoenix	AZ	--	Avnet, Inc.	1997	176,402	1,204	1,130
	12/31/2012	200 Executive Blvd. South	Southington	CT	--	Hartford Fire Insurance Company	1984/2006	153,364	840	812
2013	1/31/2013	12600 Gateway Blvd.	Fort Meyers	FL	--	Gartner, Inc.	1998	62,400	569	546
		810 & 820 Gears Rd.	Houston	TX	--	IKON Office Solutions, Inc.	2000	157,790	1,148	1,126
	3/31/2013	3165 McKelvey Rd.	Bridgeton	MO	--	BJC Health System	1981	52,994	195	263
	4/30/2013	Sandlake Rd./Kirkman Rd.	Orlando	FL	--	Lockheed Martin Corporation	1982	184,000	480	935
	5/31/2013	6303 Barfield Rd.	Atlanta	GA	--	International Business Machines Corporation (Internet Security Systems, Inc.)	2000/2001	238,600	2,471	2,441
	6/30/2013	2210 Enterprise Dr.	Florence	SC	--	JPMorgan Chase Bank, National Association	1998	179,300	628	628
	9/30/2013	9200 South Park Center Loop	Orlando	FL	--	Corinthian Colleges, Inc.	2003	59,927	659	579
	11/30/2013	10475 Crosspoint Blvd.	Indianapolis	IN	--	Yellow Book Sales and Distribution Company, Inc.	1999	3,764	32	32
		1110 Bayfield Dr.	Colorado Springs	CO	--	Honeywell International Inc.	1980/1990/2002	166,575	0	800
	12/13/2013	3333 Coyote Hill Rd.	Palo Alto	CA	--	Xerox Corporation	1973/1975/1982	202,000	1,749	1,695
	12/31/2013	2550 Interstate Dr.	Harrisburg	PA	--	New Cingular Wireless PCS, LLC	1998	81,859	952	935
2014	1/31/2014	1701 Market St.	Philadelphia	PA	4	Morgan, Lewis & Bockius, LLP	1957/1997	290,565	2,232	2,232
		850-950 Warrenville Rd.	Lisle	IL	--	James J. Benes & Associates, Inc.	1984	6,347	68	53
	3/15/2014	101 East Erie St.	Chicago	IL	--	Draftfcb, Inc. (Interpublic Group of Companies, Inc.)	1986	212,988	2,058	2,493
	5/31/2014	3476 Stateview Blvd.	Fort Mill	SC	--	Wells Fargo Bank, N.A.	2002	169,083	1,307	1,267
		3480 Stateview Blvd.	Fort Mill	SC	--	Wells Fargo Bank, N.A.	2004	169,218	1,782	1,725
		859 Mount Vernon Hwy.	Atlanta	GA	8	International Business Machines Corporation (Internet Security Systems, Inc.) / Problem Solved, LLC (iXP Corporation)	2004	50,400	628	515
	7/31/2014	16676 Northchase Dr.	Houston	TX	--	Anadarko Petroleum Corporation	2003	101,111	825	814
	8/31/2014	850-950 Warrenville Rd.	Lisle	IL	--	Flexco, Inc.	1984	7,535	0	0
	9/30/2014	333 Mt. Hope Ave.	Rockaway	NJ	--	BASF Corporation	1981/2002/2004	95,500	1,122	1,061
	10/31/2014	1409 Centerpoint Blvd.	Knoxville	TN	--	Alstom Power, Inc.	1997	84,404	831	810
		2800 Waterford Lake Dr.	Midlothian	VA	--	Alstom Power, Inc.	2000	99,057	1,035	1,007
		700 US Hwy. Route 202-206	Bridgewater	NJ	--	Biovail Pharmaceuticals, Inc. (Valeant Pharmaceuticals International, Inc.)	1985/2003/2004	115,558	1,156	1,424
	12/14/2014	22011 Southeast 51st St.	Issaquah	WA	--	OSI Systems, Inc. (Instrumentarium Corporation)	1987	95,600	1,005	944
		5150 220th Ave.	Issaquah	WA	--	OSI Systems, Inc. (Instrumentarium Corporation)	1992	106,944	1,134	1,076
	12/31/2014	1066 Main St.	Forest Park	GA	--	Bank of America, NA (Bank of America Corporation)	1969	14,859	100	100
		1698 Mountain Industrial Blvd.	Stone Mountain	GA	--	Bank of America, NA (Bank of America Corporation)	1973	5,704	48	48
		180 South Clinton St.	Rochester	NY	--	Frontier Corporation	1988/2000	226,000	1,489	1,485
		201 West Main St.	Cumming	GA	--	Bank of America, NA (Bank of America Corporation)	1968/1982	14,208	99	99
		2223 North Druid Hills Rd.	Atlanta	GA	--	Bank of America, NA (Bank of America Corporation)	1972	6,260	56	56
		275 Technology Dr.	Canonsburg	PA	--	ANSYS, Inc.	1996	107,872	715

LEXINGTON REALTY TRUST
Property Leases and Vacancies - Consolidated Portfolio - 6/30/2011

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Year Built/ Renovated/ Expanded	Sq.Ft. Leased or Available (1)	Cash Rent as of 6/30/2011 ($000) (2)	GAAP Base Rent as of 6/30/2011 ($000) (3)
OFFICE PROPERTIES
		400 Butler Farm Rd.	Hampton	VA	--	Nextel Communications of the Mid-Atlantic, Inc. (Nextel Finance Company)	1999	100,632	627	621
		4545 Chamblee – Dunwoody Rd.	Chamblee	GA	--	Bank of America, NA (Bank of America Corporation)	1972	4,565	44	44
		825 Southway Dr.	Jonesboro	GA	--	Bank of America, NA (Bank of America Corporation)	1971	4,894	39	39
		956 Ponce de Leon Ave.	Atlanta	GA	--	Bank of America, NA (Bank of America Corporation)	1975	3,900	39	39
2015	1/31/2015	26555 Northwestern Hwy.	Southfield	MI	--	Federal-Mogul Corporation	1963/1965/1988/1989	187,163	579	709
	4/30/2015	13775 McLearen Rd.	Herndon	VA	--	Equant, Inc. (Equant, NV)	1985/1986/1992/1999	125,293	1,081	1,067
	7/1/2015	33 Commercial St.	Foxboro	MA	--	Invensys Systems, Inc. (Siebe, Inc.)	1982/1987	164,689	2,907	1,781
	7/31/2015	4001 International Pkwy.	Carrollton	TX	--	Motel 6 Operating, LP (Accor S.A.)	2003	138,443	1,599	1,597
	9/27/2015	10001 Richmond Ave.	Houston	TX	--	Baker Hughes Incorporated	1976	554,385	6,567	3,688
		12645 West Airport Rd.	Sugar Land	TX	--	Baker Hughes Incorporated	1997	165,836	1,667	971
	9/30/2015	500 Olde Worthington Rd.	Westerville	OH	--	InVentiv Communications, Inc.	2000	97,000	556	628
		550 Business Center Dr.	Lake Mary	FL	--	JPMorgan Chase Bank, National Association	1999	125,920	917	1,048
		600 Business Center Dr.	Lake Mary	FL	--	JPMorgan Chase Bank, National Association	1996	125,155	879	1,025
	10/31/2015	12209 West Markham St.	Little Rock	AR	--	Entergy Arkansas, Inc.	1980	36,311	118	119
2016	4/30/2016	11511 Luna Rd.	Farmers Branch	TX	--	Haggar Clothing Company (Texas Holding Clothing Corporation and Haggar Corporation)	2000	180,507	1,131	1,594
		2000 Eastman Dr.	Milford	OH	--	Siemens Corporation	1991	221,215	1,243	994
	10/31/2016	104 & 110 South Front St.	Memphis	TN	--	Hnedak Bobo Group, Inc.	1871/1980/1988/1999	37,229	242	251
	12/31/2016	2050 Roanoke Rd.	Westlake	TX	--	TD Auto Finance LLC	2001	130,290	1,830	1,487
2017	4/30/2017	1315 West Century Dr.	Louisville	CO	--	Global Healthcare Exchange, Inc. (Global Healthcare Exchange, LLC)	1987/2006	106,877	767	800
	9/30/2017	9201 East Dry Creek Rd.	Centennial	CO	--	The Shaw Group, Inc.	2001/2002	128,500	1,141	1,186
	11/30/2017	6200 Northwest Pkwy.	San Antonio	TX	--	United HealthCare Services, Inc.	2000	142,500	891	933
2018	3/14/2018	601 & 701 Experian Pkwy.	Allen	TX	--	Experian Information Solutions, Inc. (Experian Holdings, Inc.)	1981/1983	292,700	264	264
	5/30/2018	13651 McLearen Rd.	Herndon	VA	--	United States of America	1987	159,644	1,575	1,693
	6/30/2018	100 Barnes Rd.	Wallingford	CT	--	3M Company	1978/1985/1990/1993	44,400	228	254
	7/31/2018	4300 Northcorp Pkway	Palm Beach Gardens	FL	--	Office Suites Plus Properties, Inc.	1996	18,400	238	237
	9/30/2018	1701 Market St.	Philadelphia	PA	4	CBC Restaurant Corp.	1957/1997	8,070	104	105
	11/30/2018	4201 Marsh Ln.	Carrollton	TX	19	Carlson Restaurants, Inc. (Carlson, Inc.)	2003	130,000	963	988
	12/22/2018	5200 Metcalf Ave.	Overland Park	KS	--	Swiss Re America Holding Corporation	1980/1990/2004/2005	320,198	2,303	2,319
2019	4/1/2019	9201 Stateline Rd.	Kansas City	MO	--	Swiss Re America Holding Corporation	1963/1973/1985/2003	155,925	1,078	1,078
	6/19/2019	3965 Airways Blvd.	Memphis	TN	--	Federal Express Corporation	1982/1983/1985	521,286	3,407	3,507
	6/30/2019	275 South Valencia Ave.	Brea	CA	--	Bank of America, National Association	1983	637,503	4,355	4,314
	7/31/2019	500 Jackson St.	Columbus	IN	--	Cummins, Inc.	1984	390,100	2,213	2,270
	10/31/2019	10475 Crosspoint Blvd.	Indianapolis	IN	--	John Wiley & Sons, Inc.	1999	123,416	1,065	1,134
	12/31/2019	850-950 Warrenville Rd.	Lisle	IL	--	National-Louis University	1984	85,532	611	729
2020	1/31/2020	10300 Kincaid Dr.	Fishers	IN	--	Roche Diagnostics Operations, Inc.	1999	193,000	1,665	1,712
	2/14/2020	5600 Broken Sound Blvd.	Boca Raton	FL	--	Océ Printing Systems USA, Inc. (Oce-USA Holding, Inc.)	1983/2002	143,290	1,081	1,122
	7/8/2020	1460 Tobias Gadsen Blvd.	Charleston	SC	--	Hagemeyer North America, Inc.	2005	50,076	390	420
2021	3/31/2021	1311 Broadfield Blvd.	Houston	TX	--	Transocean Offshore Deepwater Drilling, Inc. (Transocean Sedco Forex, Inc.)	2000	155,040	1,347	1,312
	6/30/2021	1415 Wyckoff Rd.	Wall	NJ	--	New Jersey Natural Gas Company	1983	157,511	1,656	1,656
	8/31/2021	333 Three D Systems Circle	Rock Hill	SC	--	3D Systems Corporation	2006	80,028	92	100
	11/30/2021	29 South Jefferson Rd.	Whippany	NJ	--	CAE SimuFlite, Inc. (HP Whippany, LLC)	2006/2008	123,734	1,179	1,164
2022	1/31/2022	26210 and 26220 Enterprise Court	Lake Forest	CA	--	Apria Healthcare, Inc. (Apria Healthcare Group, Inc.)	2001	100,012	674	701
	3/31/2022	11201 Renner Blvd.	Lenexa	KS	7	Applebee’s Services, Inc. (DineEquity, Inc.) / United States of America	2007	178,000	1,808	1,483
	12/31/2022	147 Milk St.	Boston	MA	--	Harvard Vanguard Medical Associates, Inc.	1910	52,337	766	831
2023	3/31/2023	6555 Sierra Dr.	Irving	TX	--	TXU Energy Retail Company, LLC (Texas Competitive Electric Holdings Company, LLC)	1999	247,254	1,493	1,476
		8900 Freeport Pkwy.	Irving	TX	--	Nissan Motor Acceptance Corporation (Nissan North America, Inc.)	2003	225,049	1,519	1,636
2025	11/30/2025	11707 Miracle Hills Dr.	Omaha	NE	--	Infocrossing, Inc.	1989/1995	85,200	583	583
	12/31/2025	2005 East Technology Cir.	Tempe	AZ	--	Infocrossing, Inc.	1998	60,000	564	564

LEXINGTON REALTY TRUST
Property Leases and Vacancies - Consolidated Portfolio - 6/30/2011

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Year Built/ Renovated/ Expanded	Sq.Ft. Leased or Available (1)	Cash Rent as of 6/30/2011 ($000) (2)	GAAP Base Rent as of 6/30/2011 ($000) (3)
OFFICE PROPERTIES
2026	12/29/2026	5500 New Albany Road	Columbus	OH	--	Evans, Mechwart, Hambleton & Tilton, Inc.	2005	104,807	760	870
2029	1/31/2029	6226 West Sahara Ave.	Las Vegas	NV	--	Nevada Power Company	1983/1994	282,000	4,035	2,126
	12/31/2029	400 East Stone Ave.	Greenville	SC	9	Canal Insurance Company	1948/1981/1982/1986/1991/2006/2008	128,041	462	0
N/A	N/A	1701 Market St.	Philadelphia	PA	4	Parking Operators	1957/1997	0	1,189	1,189
						(Available for Lease)	1957/1997	5,315	0	0
		101 East Erie St.	Chicago	IL	--	(Available for Lease)	1986	17,716	0	0
		10475 Crosspoint Blvd.	Indianapolis	IN	--	(Available for Lease)	1999	13,867	0	0
		8900 Freeport Pkwy.	Irving	TX	--	(Available for Lease)	2003	43,396	0	0
OFFICE TOTAL/WEIGHTED AVERAGE						99.4%		12,595,249	$102,847	$96,061

LEXINGTON REALTY TRUST
Property Leases and Vacancies - Consolidated Portfolio - 6/30/2011

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Year Built/ Renovated/ Expanded	Sq. Ft. Leased or Available (1)	Cash Rent as of 6/30/2011 ($000) (2)	GAAP Base Rent as of 6/30/2011 ($000) (3)
INDUSTRIAL PROPERTIES
2011	MTM	200 Arrowhead Dr.	Hebron	OH	--	Owens Corning Insulating Systems, LLC	2000	400,522	409	409
	8/31/2011	191 Arrowhead Dr.	Hebron	OH	--	Owens Corning Insulating Systems, LLC	1999	80,960	118	118
2012	2/15/2012	1601 Pratt Ave.	Marshall	MI	--	Enbridge Energy, Limited Partnership	1979	58,300	89	89
	8/4/2012	101 Michelin Dr.	Laurens	SC	--	CEVA Logistics U.S., Inc. (TNT Logistics Holdings, B.V.)	1991/1993	1,164,000	1,707	1,652
		7111 Crabb Rd.	Temperance	MI	--	CEVA Logistics U.S., Inc. (TNT Logistics Holdings, B.V.)	1978/1993	744,570	1,144	1,107
	10/31/2012	43955 Plymouth Oaks Blvd.	Plymouth	MI	--	Tower Automotive Operations USA I, LLC (Tower Automotive Inc.)	1996/1998	290,133	943	917
	12/31/2012	245 Salem Church Rd.	Mechanicsburg	PA	--	Exel, Inc. (NFC plc)	1985	252,000	435	433
2013	5/31/2013	2203 Sherrill Dr.	Statesville	NC	--	Ozburn-Hessey Logistics, LLC (OHH Acquisition Corporation)	1999/2002	639,800	860	860
	12/31/2013	1133 Poplar Creek Rd.	Henderson	NC	--	Staples, Inc. (Corporate Express, Inc.)	1998/2006	196,946	438	405
2014	1/1/2014	2415 US Hwy. 78 East	Moody	AL	--	CEVA Logistics U.S., Inc. (TNT Logistics Holdings, B.V.)	2004	595,346	527	527
	12/31/2014	3686 South Central Ave.	Rockford	IL	--	Jacobson Warehouse Company, Inc. (Jacobson Distribution Company, Inc. and Jacobson Transportation Company, Inc.)	1998	90,000	202	157
2015	12/31/2015	749 Southrock Dr.	Rockford	IL	--	Jacobson Warehouse Company, Inc. (Jacobson Distribution Company, Inc. and Jacobson Transportation Company, Inc.)	1992	150,000	238	244
2016	2/28/2016	7670 Hacks Cross Rd.	Olive Branch	MS	--	MAHLE Clevite, Inc. (MAHLE Industries, Incorporated)	1989	268,104	477	458
	3/31/2016	19500 Bulverde Rd.	San Antonio	TX	--	Harcourt Inc. (Harcourt General, Inc.)	2001	559,258	1,748	1,715
		2455 Premier Dr.	Orlando	FL	--	Walgreen Co.	1980	205,016	254	393
	5/31/2016	291 Park Center Dr.	Winchester	VA	--	Kraft Foods Global, Inc.	2001	344,700	771	645
	8/31/2016	10590 Hamilton Ave.	Cincinnati	OH	--	The Hillman Group, Inc.	1991/1994/1995/2005	248,200	396	396
	9/30/2016	900 Industrial Blvd.	Crossville	TN	--	Dana Commercial Vehicle Products, LLC	1989/2006	222,200	342	342
2017	2/28/2017	3456 Meyers Ave.	Memphis	TN	--	Sears Logistics Services	1973	780,000	796	847
	6/30/2017	7500 Chavenelle Rd.	Dubuque	IA	--	The McGraw-Hill Companies, Inc.	2001	330,988	576	582
	9/30/2017	250 Swathmore Ave.	High Point	NC	--	Steelcase Inc.	2002	244,851	544	543
	10/31/2017	1420 Greenwood Rd.	McDonough	GA	--	Versacold USA, Inc.	2000/2007	296,972	1,322	1,298
2018	6/30/2018	1650-1654 Williams Rd.	Columbus	OH	--	ODW Logistics, Inc.	1973	772,450	674	671
	9/30/2018	50 Tyger River Dr.	Duncan	SC	--	Plastic Omnium Auto Exteriors, LLC	2005/2007/2008	221,833	479	479
2019	4/30/2019	113 Wells St.	North Berwick	ME	--	United Technologies Corporation	1965/1980	972,625	768	768
	10/17/2019	10345 Philipp Pkwy.	Streetsboro	OH	--	L'Oreal USA S/D, Inc. (L’Oreal USA, Inc.)	2004	649,250	1,259	1,305
2020	3/31/2020	2425 Hwy. 77 North	Waxahachie	TX	--	James Hardie Building Products, Inc. (James Hardie NV)	1996/2001	335,610	1,700	1,700
	6/30/2020	3102 Queen Palm Dr.	Tampa	FL	--	Time Customer Service, Inc. (Time Incorporated)	1986	229,605	626	638
	9/30/2020	3350 Miac Cove Rd.	Memphis	TN	--	Mimeo.com, Inc.	1987	107,400	202	187
	12/19/2020	1901 Ragu Dr.	Owensboro	KY	6	Unilever Supply Chain, Inc. (Unilever United States, Inc.)	1975/1979/1995	443,380	524	746
2021	5/31/2021	477 Distribution Pkwy.	Collierville	TN	--	Federal Express Corporation	1984/1987/2005	120,000	240	202
	9/30/2021	3820 Micro Dr.	Millington	TN	--	Ingram Micro L.P (Ingram Micro Inc.)	1997	701,819	1,220	943
	11/30/2021	2880 Kenny Biggs Rd.	Lumberton	NC	--	Quickie Manufacturing Corporation	1998/2001/2006	423,280	647	678
2025	6/30/2025	10000 Business Blvd.	Dry Ridge	KY	--	Dana Light Axle Products, LLC (Dana Holding Corporation and Dana Limited)	1988/1999	336,350	673	673
		301 Bill Bryan Rd.	Hopkinsville	KY	--	Metalsa Structural Products, Inc. (Dana Holding Corporation and Dana Limited)	1987/1999/2000/2006	424,904	844	844
		4010 Airpark Dr.	Owensboro	KY	--	Metalsa Structural Products, Inc. (Dana Holding Corporation and Dana Limited)	1998/2001	211,598	604	604
		730 North Black Branch Rd.	Elizabethtown	KY	--	Metalsa Structural Products, Inc. (Dana Holding Corporation and Dana Limited)	2001	167,770	268	268
		750 North Black Branch Rd.	Elizabethtown	KY	--	Metalsa Structural Products, Inc. (Dana Holding Corporation and Dana Limited)	1995/2000/2001	539,592	1,419	1,419
	7/31/2025	7005 Cochran Rd.	Glenwillow	OH	--	Royal Appliance Manufacturing Company	1997	458,000	972	1,126
2026	3/30/2026	121 Technology Dr.	Durham	NH	15	Heidelberg Americas, Inc. (Heidelberger Druckmaschinen AG) / Goss International Americas, Inc. (Goss International Corporation)	1986/2002/2003	500,500	607	1,269
	3/31/2026	459 Wingo Road	Byhalia	MS	--	Asics America Corporation (Asics Corporation)	2011	513,734	403	466
	10/31/2026	5001 Greenwood Rd.	Shreveport	LA	--	Libbey Glass Inc. (Libbey Inc.)	2006	646,000	996	1,083
	11/30/2026	250 Rittenhouse Cir.	Bristol	PA	--	Northtec LLC (The Estee Lauder Companies Inc.)	1983/1997	241,977	0	94

LEXINGTON REALTY TRUST
Property Leases and Vacancies - Consolidated Portfolio - 6/30/2011

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Year Built/ Renovated/ Expanded	Sq. Ft. Leased or Available (1)	Cash Rent as of 6/30/2011 ($000) (2)	GAAP Base Rent as of 6/30/2011 ($000) (3)
INDUSTRIAL PROPERTIES
2031	5/31/2031	671 Washburn Switch Rd.	Shelby	NC	--	Clearwater Paper Corporation	2011	673,518	89	108
N/A	N/A	191 Arrowhead Dr.	Hebron	OH	--	(Available for Lease)	1999	169,450	0	0
		3350 Miac Cove Rd.	Memphis	TN	--	(Available for Lease)	1987	32679	0	0
INDUSTRIAL TOTAL/WEIGHTED AVERAGE						98.9%		18,056,190	$29,550	$30,408

LEXINGTON REALTY TRUST
Property Leases and Vacancies - Consolidated Portfolio - 6/30/2011

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Year Built/ Renovated/ Expanded	Sq.Ft. Leased or Available (1)	Cash Rent as of 6/30/2011 ($000) (2)	GAAP Base Rent as of 6/30/2011 ($000) (3)
RETAIL PROPERTIES
2012	4/30/2012	10415 Grande Ave.	Sun City	AZ	--	Cafeteria Operators, LP (Furrs Restaurant Group, Inc.)	1982	10,000	83	133
		402 East Crestwood Dr.	Victoria	TX	--	Cafeteria Operators, LP (Furrs Restaurant Group, Inc.)	1982	10,000	83	58
		4121 South Port Ave.	Corpus Christi	TX	--	Cafeteria Operators, LP (Furrs Restaurant Group, Inc.)	1980	10,000	83	68
		900 South Canal St.	Carlsbad	NM	--	Cafeteria Operators, LP (Furrs Restaurant Group, Inc.)	1981	10,000	83	53
		901 West Expwy.	McAllen	TX	--	Cafeteria Operators, LP (Furrs Restaurant Group, Inc.)	1980	10,000	83	82
	5/31/2012	3451 Alta Mesa Blvd.	Fort Worth	TX	--	Minyard Food Stores, Inc. (Safeway Stores, Inc.)	1985	44,000	152	180
	6/30/2012	1600 East 23rd St.	Chattanooga	TN	--	BI-LO, LLC	1983	42,130	67	67
	11/30/2012	101 West Buckingham Rd.	Garland	TX	--	Minyard Food Stores, Inc.	1982	40,000	163	163
		205 Homer Rd.	Minden	LA	--	Brookshire Grocery Company (Safeway Stores, Inc.)	1981	35,000	96	143
2013	2/28/2013	1146 Gum Branch Rd.	Jacksonville	NC	18	Food Lion, Inc. (Delhaize America, Inc.)	1982/1995	23,000	42	55
		291 Talbert Blvd.	Lexington	NC	--	Food Lion, Inc. (Delhaize America, Inc.)	1981	23,000	69	69
		3211 West Beverly St.	Staunton	VA	--	Food Lion, Inc. (Delhaize America, Inc.)	1971	23,000	83	83
		S. Carolina 52/52 Bypass	Moncks Corner	SC	--	Food Lion, Inc. (Delhaize America, Inc.)	1982	23,000	31	62
		US 221 & Hospital Rd.	Jefferson	NC	--	Food Lion, Inc. (Delhaize America, Inc.)	1981	23,000	36	36
	7/1/2013	1053 Mineral Springs Rd.	Paris	TN	--	The Kroger Co.	1982	31,170	80	107
	10/31/2013	1084 East Second St.	Franklin	OH	--	Marsh Supermarkets, Inc.	1961/1978	29,119	56	79
		130 Midland Ave.	Port Chester	NY	--	Pathmark Stores, Inc.	1982	59,000	229	598
		5104 North Franklin Rd.	Lawrence	IN	--	Marsh Supermarkets, Inc.	1958	28,721	97	97
2014	3/31/2014	N.E.C. 45th St./Lee Blvd.	Lawton	OK	--	Associated Wholesale Grocers, Inc. (Safeway Stores, Inc.)	1984	30,757	93	103
2015	1/31/2015	1700 State Route 160	Port Orchard	WA	--	Moran Foods, Inc. d/b/a Save-A-Lot, Ltd.	1983	16,037	41	41
	5/31/2015	24th St. West & St. John’s Ave.	Billings	MT	--	Safeway Stores, Inc.	1981	40,800	93	166
2016	5/31/2016	12535 Southeast 82nd Ave.	Clackamas	OR	--	TRU 2005 RE I, LLC	1981	42,842	153	160
		18601 Alderwood Mall Blvd.	Lynnwood	WA	--	TRU 2005 RE I, LLC	1981/1993	43,105	141	148
		4811 Wesley St.	Greenville	TX	--	Brookshire Grocery Company (Safeway Stores, Inc.)	1985	48,492	85	121
		6910 South Memorial Hwy.	Tulsa	OK	--	Toys “R” Us-Delaware, Inc.	1981	43,123	129	135
2017	3/31/2017	1610 South Westmoreland Ave.	Dallas	TX	--	Malone’s Food Stores, Ltd.	1960	70,910	181	241
2018	2/26/2018	399 Peachwood Centre Dr.	Spartanburg	SC	--	Best Buy Co., Inc.	1996	45,800	198	198
		4831 Whipple Ave., Northwest	Canton	OH	--	Best Buy Co., Inc.	1995	46,350	233	233
	9/30/2018	835 Julian Ave.	Thomasville	NC	--	Mighty Dollar, LLC	1983	23,767	35	35
	10/31/2018	10340 U.S. 19	Port Richey	FL	--	Kingswere Furniture, LLC	1980	53,820	173	173
	12/31/2018	1150 West Carl Sandburg Dr.	Galesburg	IL	--	Kmart Corporation	1992	94,970	21	164
		12080 Carmel Mountain Rd.	San Diego	CA	--	Sears Holdings Corporation	1993	107,210	24	376
		21082 Pioneer Plaza Dr.	Watertown	NY	--	Kmart Corporation	1993	120,727	36	241
		255 Northgate Dr.	Manteca	CA	--	Kmart Corporation	1993	107,489	38	278
		5350 Leavitt Rd.	Lorain	OH	--	Kmart Corporation	1993	193,193	54	366
		97 Seneca Trail	Fairlea	WV	--	Kmart Corporation	1993/1999	90,933	25	173
2028	8/31/2028	9803 Edmonds Way	Edmonds	WA	--	Pudget Consumers Co-op d/b/a PCC Natural Markets	1981	35,459	301	301
N/A	N/A	1700 State Route 160	Port Orchard	WA	--	(Available for Lease)	1983	11,931	0	0
		4733 Hills & Dales Rd.	Canton	OH	17	(Available for Lease)	1987	37,214	140	117
RETAIL TOTAL/WEIGHTED AVERAGE						97.2%		1,779,069	3,810	5,903

LEXINGTON REALTY TRUST
Property Leases and Vacancies - Consolidated Portfolio - 6/30/2011

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Year Built/ Renovated/ Expanded	Gross Book Value ($000) (10)	Sq.Ft.	Percentage Leased	Cash Rent as of 6/30/2011 ($000) (2)	GAAP Base Rent as of 6/30/2011 ($000) (3)	Debt Balance ($000)
MULTI-TENANT PROPERTIES (14)
Various	Various	10 John St.	Clinton	CT	6	Multi-Tenant	1972	3,195	41,188	0%	0	0	0
		100 East Shore Dr.	Glen Allen	VA	--	Multi-Tenant	1999	11,482	68,003	100%	696	641	19,305
		100 Light St.	Baltimore	MD	13	Multi-Tenant	1973/2009	234,598	476,459	95%	2,789	3,615	0
		140 East Shore Dr.	Glen Allen	VA	12	Multi-Tenant	2000	13,452	79,675	72%	337	405	0
		13430 North Black Canyon Fwy.	Phoenix	AZ	11		1981/1982/2005/2007/2009	16,706	138,940	100%	1,140	1,136	0
		1500 Hughes Way	Long Beach	CA	5	Multi-Tenant	1981	63,018	490,055	68%	3,713	3,785	0
		160 Clairemont Ave.	Decatur	GA	--	Multi-Tenant	1983	20,350	121,686	78%	982	982	0
		207 Mockingbird Ln.	Johnson City	TN	11	Multi-Tenant	1979	10,131	60,684	100%	338	378	0
		2300 Litton Ln.	Hebron	KY	11	Multi-Tenant	1986/1996	9,740	80,441	100%	247	228	0
		350 Pine St.	Beaumont	TX	11	Multi-Tenant	1981	29,625	425,198	82%	2,587	2,674	0
		4200 Northcorp Pkway	Palm Beach Gardens	FL	11 / 17	Multi-Tenant	1996	19,362	95,080	20%	302	302	0
		421 Butler Farm Rd.	Hampton	VA	--	Multi-Tenant	2000	7,363	56,564	65%	301	301	0
		4848 129th East Ave.	Tulsa	OK	17	Multi-Tenant	2000	13,018	101,100	0%	120	120	7,119
		6050 Dana Way	Antioch	TN	--	Multi-Tenant	1999	14,953	674,528	62%	576	623	0
		6277 Sea Harbor Dr.	Orlando	FL	--	Multi-Tenant	1984	51,781	360,307	0%	19	19	0
		King St./1032 Fort St. Mall	Honolulu	HI	11 / 13	Multi-Tenant	1979/2002	47,079	318,451	93%	1,288	681	0
MULTI-TENANT TOTAL/WEIGHTED AVERAGE						67.1% Leased			3,588,359		$15,435	$15,890	$26,424
TOTAL CONSOLIDATED PORTFOLIO/WEIGHTED AVERAGE						95.8% Leased			18,805,645		$122,181	$117,962

Footnotes
1	Square foot leased or vacant.
2	Six months ended 6/30/11 cash rent.
3	Six months ended 6/30/11 GAAP base rent.
4	Lexington has an 80.5% interest in this property.
5	Lexington has a 55.0% interest in this property.
6	Lexington has a 71.1% interest in this property.
7	Applebee's lease terminates effective 10/31/2011, however new lease with United States of America expires 3/31/2022
8	IBM lease expires 05/2013, however, new tenant (Problem Solved, LLC) leases 16,000 sf through 05/2014.
9	Property is classified as a capital lease for GAAP, accordingly $493 income is included in non-operating income.
10	Represents GAAP capitalized costs.
11	Property is collateral for secured credit facility.
12	Mortgage shown under 100 East Shore Dr., Glen Allen VA.
13	Includes parking operations.
14	The multi-tenanted properties incurred approximately $9.4 million in operating expenses, net for the six months ended June 30, 2011.
15	Heidelberg Americas, Inc. lease expires 3/30/2021, however, new tenant (Goss International Americas, Inc.) lease expires 3/30/2026.
16	Subsequent to 6/30/2011, lease extended to 5/31/2017.
17	Amounts represent prior tenant.
18	Property disposed of subsequent to June 30, 2011.
19	Subsequent to 6/30/2011, lease extended to 11/30/2022.

LEXINGTON REALTY TRUST
Property Leases and Vacancies - Consolidated Portfolio - 6/30/2011

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Year Built/ Renovated/ Expanded	Sq.Ft. Leased or Available (1)	Cash Rent as of 6/30/2011 ($000) (2)	GAAP Base Rent as of 6/30/2011 ($000) (3)
NET LEASE STRATEGIC ASSETS FUND PROPERTIES
2012	5/31/2012	101 Creger Dr.	Ft. Collins	CO	--	Lithia Real Estate, Inc. (Lithia Motors, Inc.)	1982	10,000	137	118
2013	5/31/2013	2401 Cherahala Blvd.	Knoxville	TN	--	AdvancePCS	2002	59,748	450	450
	6/30/2013	420 Riverport Rd.	Kingsport	TN	--	Kingsport Power Company	1981	42,770	155	153
	10/14/2013	3943 Denny Ave.	Pascagoula	MS	--	Northrop Grumman Systems Corporation	1995	94,841	319	319
	12/31/2013	120 Southeast Pkwy. Dr.	Franklin	TN	--	Essex Group, Inc. (United Technologies Corporation)	1970/1983	289,330	367	327
2014	1/31/2014	109 Stevens St.	Jacksonville	FL	--	Wagner Industries, Inc.	1959/1967	168,800	73	118
		1401 & 1501 Nolan Ryan Pkwy.	Arlington	TX	--	Siemens Corporation	2003	236,547	1,362	1,340
	4/30/2014	12000 & 12025 Tech Center Dr.	Livonia	MI	--	Kelsey-Hayes Company (TRW Automotive, Inc.)	1987/1988/1990	180,230	1,041	1,037
	6/30/2014	70 Mechanic St.	Foxboro	MA	--	Invensys Systems, Inc. (Siebe, Inc.)	1965/1967/1971	251,914	3,182	2,976
	12/31/2014	324 Industrial Park Rd.	Franklin	NC	--	SKF USA Inc.	1996	72,868	212	212
2015	6/30/2015	1700 47th Ave North	Minneapolis	MN	--	Owens Corning Roofing and Asphalt, LLC	2003	18,620	306	306
		2500 Patrick Henry Pkwy.	McDonough	GA	--	Georgia Power Company	1999	111,911	760	768
		2935 Van Vactor Dr.	Plymouth	IN	--	Bay Valley Foods, LLC	2000/2003	300,500	401	405
		3711 San Gabriel	Mission	TX	--	VoiceStream PCS II Corporation (T-Mobile USA, Inc.)	2003	75,016	525	510
	9/27/2015	2529 West Thorne Dr.	Houston	TX	--	Baker Hughes Incorporated	1982/1999	65,500	480	419
		9110 Grogans Mill Rd.	The Woodlands	TX	--	Baker Hughes Incorporated	1992	275,750	1,738	1,566
	10/31/2015	5201 West Barraque St.	Pine Bluff	AR	--	Entergy Arkansas Inc.	1964/1972/1988	27,189	96	96
2016	1/31/2016	1600 Eberhardt Rd.	Temple	TX	--	Nextel of Texas, Inc. (Nextel Finance Company)	2001	108,800	825	808
	5/31/2016	1200 Jupiter Rd.	Garland	TX	--	Raytheon Company	1980	278,759	753	981
	7/14/2016	1400 Northeast McWilliams Rd.	Bremerton	WA	--	Nextel West Corp.	2002	60,200	542	565
	11/30/2016	736 Addison Rd.	Erwin	NY	--	Corning Incorporated	2006	408,000	604	604
2017	4/30/2017	3600 Army Post Rd.	Des Moines	IA	--	HP Enterprise Services, LLC	2000	405,000	1,529	1,416
	12/31/2017	11411 North Kelly Ave.	Oklahoma City	OK	--	American Golf Corporation	1991/1996	13,924	238	239
2018	8/31/2018	3500 North Loop Rd.	McDonough	GA	--	Litton Loan Servicing, LP	2007	62,218	588	588
	9/30/2018	904 Industrial Rd.	Marshall	MI	--	Tenneco Automotive Operating Company, Inc. (Tenneco, Inc.)	1968/1972/2008	246,508	382	401
2019	1/31/2019	2999 Southwest 6th St.	Redmond	OR	--	VoiceStream PCS I LLC (T-Mobile USA, Inc.)	2004	77,484	771	786
	6/28/2019	3265 East Goldstone Dr.	Meridian	ID	--	VoiceStream PCS Holding, LLC (T-Mobile USA, Inc.)	2004	77,484	644	682
	10/31/2019	17191 St. Luke's Way	The Woodlands	TX	--	Montgomery County Management Company, LLC	2004	41,000	399	493
		9601 Renner Blvd.	Lenexa	KS	--	VoiceStream PCS II Corporation (T-Mobile USA, Inc.)	2004	77,484	660	696
	7/15/2019	19019 North 59th Ave.	Glendale	AZ	--	Honeywell International Inc.	1986/1997/2000	252,300	1,226	1,421
2020	5/31/2020	359 Gateway Dr.	Lavonia	GA	--	TI Group Automotive Systems, LLC (TI Automotive Ltd.)	2005	133,221	600	600
	6/30/2020	10419 North 30th St.	Tampa	FL	--	Time Customer Service, Inc. (Time Incorporated)	1986	132,981	664	678
	8/31/2020	First Park Dr.	Oakland	ME	--	Omnipoint Holdings, Inc. (T-Mobile USA, Inc.)	2005	78,610	654	575
	11/30/2020	11555 University Blvd.	Sugar Land	TX	--	KS Management Services, LLP (St. Luke’s Episcopal Health System Corporation)	2005	72,683	613	626
2021	9/30/2021	265 Lehigh St.	Allentown	PA	--	Pennsylvania School of Business, Inc.	1980	22,392	0	0
	10/25/2021	6938 Elm Valley Dr.	Kalamazoo	MI	--	Dana Commercial Vehicle Products, LLC (Dana Holding Corporation and Dana Limited)	1999/2004	150,945	921	966
2022	6/30/2022	8555 South River Pkwy.	Tempe	AZ	4	ASM Lithography, Inc. (ASM Lithography Holding N.V.) / DuPont Airproducts Nanomaterials L.L.C.	1998	95,133	1,177	1,105
	7/31/2022	1440 East 15th St.	Tucson	AZ	--	CoxCom, Inc.	1988	28,591	273	275
2025	7/14/2025	590 Ecology Ln.	Chester	SC	--	Owens Corning	2001/2005	420,597	1,093	1,084
2026	8/31/2026	25500 State Hwy. 249	Tomball	TX	--	Parkway Chevrolet, Inc. (Raymond Durdin and Jean W. Durdin)	2005	77,076	668	758

Property Leases and Vacancies - Net Lease Strategic Assets Fund Portfolio - 6/30/2011

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Year Built/ Renovated/ Expanded	Sq.Ft. Leased or Available (1)	Cash Rent as of 6/30/2011 ($000) (2)	GAAP Base Rent as of 6/30/2011 ($000) (3)
2027	4/30/2027	2424 Alpine Rd.	Eau Claire	WI	--	Silver Spring Gardens, Inc. (Huntsinger Farms, Inc.)	2005	159,000	465	586
N/A	N/A	265 Lehigh St.	Allentown	PA	5	(Available for Lease)	1980	48,838	124	2,636
NET LEASE STRATEGIC ASSETS FUND TOTAL/WEIGHTED AVERAGE						99.2% Leased		$5,810,736	$28,017	$30,689

Footnotes
1	Square foot leased or vacant.
2	Six months ended 6/30/2011 cash rent.
3	Six months ended 6/30/2011 GAAP base rent.
4	ASM Lithography, Inc. leases expires 6/30/2013, however, tenant (DuPont Aurproducts Nanomaterials LLC) lease expires 6/30/2022.
5	Amounts represent prior tenant.

LEXINGTON REALTY TRUST
Lease Rollover Schedule by Property Type - Cash Basis
6/30/2011

	Office			Industrial			Retail
Year	Net Rentable Area	Cash Rent as of 6/30/2011 ($000)	Annual Rent PSF	Net Rentable Area	Cash Rent as of 6/30/2011 ($000)	Annual Rent PSF	Net Rentable Area	Cash Rent as of 6/30/2011 ($000)	Annual Rent PSF
2011	258,728	$5,389	$41.66	481,482	$527	$2.19	-	$-	$-
2012	853,948	$6,354	$14.88	2,509,003	$4,318	$3.44	211,130	$893	$8.46
2013	1,389,209	$8,883	$12.79	836,746	$1,298	$3.10	263,010	$723	$5.50
2014	2,093,204	$18,439	$17.62	685,346	$729	$2.13	30,757	$93	$6.05
2015	1,720,195	$16,870	$14.69	150,000	$238	$3.17	56,837	$134	$4.72
2016	569,241	$4,446	$15.62	1,847,478	$3,988	$4.32	177,562	$508	$5.72
2017	377,877	$2,799	$14.81	1,652,811	$3,238	$3.92	70,910	$181	$5.11
2018	973,412	$5,675	$14.27	994,283	$1,153	$2.32	884,259	$837	$3.72
2019	1,913,762	$12,729	$13.30	1,621,875	$2,027	$2.50	-	$-	$-
2020	386,366	$3,136	$16.23	1,115,995	$3,052	$5.47	-	$-	$-
2021	516,313	$4,274	$17.47	1,245,099	$2,107	$3.38	-	$-	$-
2022	330,349	$3,248	$19.66	-	$-	$-	-	$-	$-
2023	472,303	$3,012	$12.75	-	$-	$-	-	$-	$-
2024	-	$-	$-	-	$-	$-	-	$-	$-
2025	145,200	$1,147	$15.80	2,138,214	$4,780	$4.47	-	$-	$-
2026	104,807	$760	$14.50	1,902,211	$2,006	$3.03	-	$-	$-
2027	-	$-	$-	-	$-	$-	-	$-	$-
2028	-	$-	$-	-	$-	$-	35,459	$301	$16.98
2029	410,041	$4,497	$21.93	-	$-	$-	-	$-	$-
2030	-	$-	$-	-	$-	$-	-	$-	$-
2031	-	$-	$-	673,518	$89	$3.18	-	$-	$-

Total/Weighted Average (1)	12,514,955	$101,658	$15.81	17,854,061	$29,550	$3.52	1,729,924	$3,670	$5.17

Footnotes

(1)	Total shown may differ from detailed amounts due to rounding and does not include multi-tenant properties and parking operations.

LEXINGTON REALTY TRUST
Lease Rollover Schedule - GAAP Basis
6/30/2011

Year	Number of Leases Expiring	GAAP Base Rent as of 6/30/2011 ($000)	Percent of GAAP Base Rent as of 6/30/2011
2011	5	$4,285	3.3%
2012	26	$11,112	8.5%
2013	22	$12,431	9.5%
2014	27	$19,428	14.8%
2015	13	$13,084	10.0%
2016	14	$8,839	6.7%
2017	8	$6,430	4.9%
2018	19	$9,247	7.1%
2019	8	$15,105	11.5%
2020	7	$6,525	5.0%
2021	7	$6,055	4.6%
2022	3	$3,015	2.3%
2023	2	$3,112	2.4%
2024	-	$-	-
2025	8	$6,081	4.6%
2026	5	$3,782	2.9%
2027	-	$-	-
2028	1	$301	0.2%
2029	2	$2,126	1.6%
2030	-	$-	-
2031	1	$108	0.1%

Total (1)	178	$131,066	100.0%

Footnotes
(1) Total shown may differ from detailed amounts due to rounding and does not include multi-tenant properties and parking operations

LEXINGTON REALTY TRUST
Mortgage Loans Receivable
6/30/2011

Collateral
	City	State	Loan Balance ($000)(1)	Interest Rate	Maturity Date	Current Estimated Annual Debt Service ($000)(2)	Balloon Payment ($000)	Escrow Balance ($000)
Medical Facilities	Various	TX	$9,568	16.00%	12/2011	$1,182	$9,500	$-
Office	Glendale (3)	AZ	$13,284	7.40%	08/2011	$-	$13,368	$1,850
	Tampa (3)	FL	$7,535	6.93%	08/2011	$101	$7,479	$-
	Schaumburg (4)	IL	$19,058	15.00%	01/2012	$-	$19,058	$-
	Wilsonville (5)	OR	$7,005	5.46%	12/2012	$-	$-	$1,458
	Westmont (6)	IL	$27,378	6.45%	10/2015	$2,090	$25,731	$4,156
	Southfield	MI	$8,396	4.55%	02/2015	$1,282	$5,810	$-
Industrial	New Kingstown	PA	$2,985	7.78%	01/2013	$323	$2,826	$635
	Norcross/ E. Greenbush (7)	GA/NY	$10,075	16.75%	06/2013	$1,732	$10,873	$-
Retail	Various	Various	$3,232	8.00%	07/2012	$2,268	$-	$-
	Austin	TX	$1,605	16.00%	10/2018	$-	$5,104	$-
	Various	Various	$1,457	8.00%	02/2021	$219	$-	$-
	Various	Various	$822	8.00%	12/2021	$133	$-	$-
	Various	Various	$873	8.00%	03/2022	$83	$-	$-
	Total Mortgage Loans Receivable		$113,273			$9,413	$99,749	$8,099

Footnotes
(1)	Includes accrued interest receivable and excludes net origination fees of $227.
(2)	Remaining collections for debt less than 12 months to maturity, all others are debt service for next 12 months.
(3)	Borrower is Net Lease Strategic Assets Fund L.P., amounts fully repaid subsequent to June 30, 2011.
(4)	Interest only payments to the extent of operating cash flow of underlying assets.
(5)	Borrower in default; deed-in-lieu of foreclosure expected to occur.
(6)	Escrow balance includes $3,953 in a collateral escrow account maintained by the borrower.
(7)	Interest rate is 15.0% for the first year and 18.5% for the second year. Debt service commences 02/2012.

LEXINGTON REALTY TRUST
2011 Second Quarter Financing Summary

	NEW PROPERTY LEVEL FINANCING
		Face ($000)	Rate	Maturity
1	Byhalia, MS (1)	$15,000	4.71%	01/2014
	TOTAL	$15,000

	DEBT RETIRED
		Face ($000)	Satisfaction ($000)	Rate	Due Date
1	Wallingford, CT	$3,187	$3,187	4.93%	05/2011
	TOTAL	$3,187	$3,187

Footnotes
(1)	Interest only payments through maturity.

LEXINGTON REALTY TRUST
Debt Maturity Schedule
6/30/2011
($000)

Consolidated Properties
Year	Real Estate Scheduled Amortization	Real Estate Balloon Payments	Corporate Debt
2011	$10,097	$9,690	$-
2012	28,921	182,004	62,150	(1)
2013	25,397	234,937	60,551
2014	23,644	229,068	-
2015	14,995	269,399	-
	$103,054	$925,098	$122,701

Non-Consolidated Investments - LXP Proportionate Share
Year	Real Estate Scheduled Amortization	Real Estate Balloon Payments
2011	$939	$3,127	(2)
2012	2,767	3,323
2013	2,907	2,496
2014	2,527	4,061
2015	2,462	6,960
	$11,602	$19,967

Footnotes
(1)	Assumes debt is put to Lexington in 2012, stated maturity date is January, 2027.
(2)	Amount is due to Lexington and has been fully repaid subsequent to June 30, 2011.

LEXINGTON REALTY TRUST
2012 Mortgage Maturities by Property Type
6/30/2011

	Property Location	City	State	Net Rentable Area	Mortgage Balance at Maturity ($000)	Maturity Date	Tenant Lease Expires	Gross Book Value ($000) (1)	Cash Rent as of 6/30/2011 ($000)	GAAP Base Rent as of 6/30/2011 ($000)
Industrial	291 Park Center Dr.	Winchester	VA	344,700	$9,690	08/2011	05/2016	$18,865	$771	$645

	Total 2011 Mortgage Maturities			344,700	$9,690			$18,865	$771	$645

LEXINGTON REALTY TRUST
2012 Mortgage Maturities by Property Type
6/30/2011

	Property Location	City	State	Net Rentable Area	Mortgage Balance at Maturity ($000)	Maturity Date	Tenant Lease Expires	Gross Book Value ($000) (1)	Cash Rent as of 6/30/2011 ($000)	GAAP Base Rent as of 6/30/2011 ($000)
Office	1315 West Century Dr.	Louisville	CO	106,877	$7,195	01/2012	04/2017	$16,933	$767	$800
	2000 Eastman Dr.	Milford	OH	221,215	$12,686	02/2012	04/2016	$26,641	$1,243	$994
	26210 and 26220 Enterprise Court	Lake Forest	CA	100,012	$9,708	02/2012	01/2022	$17,211	$674	$701
	200 Lucent Ln.	Cary	NC	124,944	$12,543	05/2012	09/2011	$23,881	$1,174	$1,029
	2050 Roanoke Rd.	Westlake	TX	130,290	$17,829	05/2012	12/2016	$32,697	$1,830	$1,487
	3940 South Teller St.	Lakewood	CO	68,165	$7,890	05/2012	03/2012	$12,155	$620	$434
	37101 Corporate Dr.	Farmington Hills	MI	119,829	$17,724	09/2012	12/2011	$12,899	$3,936	$2,489
	4455 American Way	Baton Rouge	LA	70,100	$5,948	10/2012	10/2012	$13,868	$578	$557
	1110 Bayfield Dr.	Colorado Springs	CO	166,575	$10,272	12/2012	11/2013	$19,579	$-	$800
Industrial	245 Salem Church Rd.	Mechanicsburg	PA	252,000	$4,514	01/2012	12/2012	$9,051	$435	$433
	3820 Micro Dr.	Millington	TN	701,819	$16,222	05/2012	09/2021	$24,870	$1,220	$943
	101 Michelin Dr.	Laurens	SC	1,164,000	$14,022	09/2012	08/2012	$34,370	$1,707	$1,652
	7111 Crabb Rd.	Temperance	MI	744,570	$9,400	09/2012	08/2012	$21,188	$1,144	$1,107
	19500 Bulverde Rd.	San Antonio	TX	559,258	$26,025	10/2012	03/2016	$41,882	$1,748	$1,715
	43955 Plymouth Oaks Blvd.	Plymouth	MI	290,133	$10,026	12/2012	10/2012	$19,161	$943	$917

	Total 2012 Mortgage Maturities			4,819,787	$182,004			$326,386	$18,019	$16,058

Footnotes
(1)	Represents GAAP capitalized costs as of June 30, 2011.

LEXINGTON REALTY TRUST
2013 Mortgage Maturities by Property Type
6/30/2011

	Property Location	City	State	Net Rentable Area	Mortgage Balance at Maturity ($000)	Maturity Date	Tenant Lease Expires	Gross Book Value ($000) (1)	Cash Rent as of 6/30/2011 ($000)	GAAP Base Rent as of 6/30/2011 ($000)
Office	3476 Stateview Blvd.	Fort Mill	SC	169,083	$9,904	01/2013	05/2014	$18,079	$1,307	$1,267
	9201 East Dry Creek Rd.	Centennial	CO	128,500	$13,555	02/2013	09/2017	$26,922	$1,141	$1,186
	12600 Gateway Blvd.	Fort Meyers	FL	62,400	$8,550	05/2013	01/2013	$13,561	$569	$546
	200 Executive Blvd. South	Southington	CT	153,364	$12,228	05/2013	12/2012	$26,737	$840	$812
	275 South Valencia Ave.	Brea	CA	637,503	$73,071	05/2013	06/2019	$118,929	$4,355	$4,314
	5757 Decatur Blvd.	Indianapolis	IN	89,956	$8,580	05/2013	08/2012	$15,220	$709	$796
	810 & 820 Gears Rd.	Houston	TX	157,790	$15,737	05/2013	01/2013	$26,819	$1,148	$1,126
	8900 Freeport Pkwy.	Irving	TX	268,445	$36,466	05/2013	03/2023	$60,114	$1,519	$1,636
	6303 Barfield Rd.	Atlanta	GA	238,600	$40,356	05/2013	05/2013	$62,264	$2,471	$2,441
	2211 South 47th St.	Phoenix	AZ	176,402	$16,490	09/2013	11/2012	$24,631	$1,204	$1,130

	Total 2013 Mortgage Maturities			2,082,043	$234,937			$393,276	$15,263	$15,254

Footnotes
(1)	Represents GAAP capitalized costs as of June 30, 2011.

LEXINGTON REALTY TRUST
2014 Mortgage Maturities by Property Type
6/30/2011

	Property Location	City	State	Net Rentable Area	Mortgage Balance at Maturity ($000)	Maturity Date	Tenant Lease Expires	Gross Book Value ($000) (1)	Cash Rent as of 6/30/2011 ($000)	GAAP Base Rent as of 6/30/2011 ($000)
Office	33 Commercial St.	Foxboro	MA	164,689	$-	01/2014	07/2015	$29,238	$2,907	$1,781
	1275 Northwest 128th St.	Clive	IA	61,180	$5,151	05/2014	01/2012	$10,599	$400	$400
	3480 Stateview Blvd.	Fort Mill	SC	169,218	$18,311	05/2014	05/2014	$29,174	$1,782	$1,725
	1701 Market St. (2)	Philadelphia	PA	305,170	$43,520	07/2014	Various	$69,886	$3,549	$3,550
	10300 Kincaid Dr.	Fishers	IN	193,000	$10,466	08/2014	01/2020	$28,233	$1,665	$1,712
	3965 Airways Blvd.	Memphis	TN	521,286	$47,270	09/2014	06/2019	$116,410	$3,407	$3,507
	500 Jackson St.	Columbus	IN	390,100	$26,399	09/2014	07/2019	$53,821	$2,213	$2,270
	6226 West Sahara Ave.	Las Vegas	NV	282,000	$32,118	09/2014	01/2029	$64,735	$4,035	$2,126
	22011 Southeast 51st St./5150 220th Ave.	Issaquah	WA	202,544	$30,388	12/2014	12/2014	$51,195	$2,139	$2,020
	275 Technology Dr.	Canonsburg	PA	107,872	$9,095	12/2014	12/2014	$15,739	$715	$689
Industrial	2415 US Hwy. 78 East	Moody	AL	595,346	$6,350	01/2014	01/2014	$11,575	$527	$527

	Total 2014 Mortgage Maturities			2,992,405	$229,068			$480,605	$23,339	$20,307

Footnotes

(1) Represents GAAP capitalized costs as of June 30, 2011.

(2) Lexington has an 80.5% interest in the property and amounts include parking operations.

LEXINGTON REALTY TRUST
2015 Mortgage Maturities by Property Type
6/30/2011

	Property Location	City	State	Net Rentable Area	Mortgage Balance at Maturity ($000)	Maturity Date	Tenant Lease Expires	Gross Book Value ($000) (1)	Cash Rent as of 6/30/2011 ($000)	GAAP Base Rent as of 6/30/2011 ($000)
Office &	101 East Erie St.	Chicago	IL	230,704	$29,900	01/2015	03/2014	$56,548	$2,058	$2,493
Multi-Tenant	400 East Stone Ave. (2)	Greenville	SC	128,041	$9,000	01/2015	12/2029	$10,608	$462	$-
	4201 Marsh Ln. (3)	Carrollton	TX	130,000	$12,022	01/2015	11/2018	$22,146	$963	$988
	13775 McLearen Rd.	Herndon	VA	125,293	$10,359	04/2015	04/2015	$25,443	$1,081	$1,067
	10475 Crosspoint Blvd.	Indianapolis	IN	141,047	$11,205	05/2015	10/2019	$22,463	$1,097	$1,166
	100, 120, 140 East Shore Dr.	Glen Allen	VA	224,723	$18,321	05/2015	Various	$37,942	$1,409	$1,433
	1311 Broadfield Blvd.	Houston	TX	155,040	$14,431	05/2015	03/2021	$29,917	$1,347	$1,312
	1409 Centerpoint Blvd.	Knoxville	TN	84,404	$6,658	05/2015	10/2014	$12,604	$831	$810
	2550 Interstate Dr.	Harrisburg	PA	81,859	$7,792	05/2015	12/2013	$15,135	$952	$935
	2706 Media Center Dr.	Los Angeles	CA	83,252	$9,760	05/2015	Various	$18,070	$881	$734
	2800 Waterford Lake Dr.	Midlothian	VA	99,057	$9,055	05/2015	10/2014	$15,844	$1,035	$1,007
	333 Mt. Hope Ave.	Rockaway	NJ	95,500	$14,900	05/2015	09/2014	$29,295	$1,122	$1,061
	4000 Johns Creek Pkwy.	Suwanee	GA	87,219	$10,502	05/2015	Various	$16,616	$1,001	$933
	4848 129th East Ave. (4)	Tulsa	OK	101,100	$6,517	05/2015	NA	$13,018	$120	$120
	6200 Northwest Pkwy.	San Antonio	TX	142,500	$11,167	05/2015	11/2017	$19,815	$891	$933
	16676 Northchase Dr.	Houston	TX	101,111	$11,282	05/2015	07/2014	$19,267	$825	$814
	4001 International Pkwy.	Carrollton	TX	138,443	$18,710	07/2015	07/2015	$30,859	$1,599	$1,597
	12645 West Airport Rd.	Sugar Land	TX	165,836	$6,286	09/2015	09/2015	$19,436	$1,667	$971
	10001 Richmond Ave.	Houston	TX	554,385	$18,161	09/2015	09/2015	$73,343	$6,567	$3,688
Industrial	10000 Business Blvd.	Dry Ridge	KY	336,350	$5,160	07/2015	06/2025	$15,227	$673	$673
	301 Bill Bryan Rd.	Hopkinsville	KY	424,904	$7,812	07/2015	06/2025	$19,066	$844	$844
	4010 Airpark Dr.	Owensboro	KY	211,598	$4,561	07/2015	06/2025	$13,598	$604	$604
	730 North Black Branch Rd.	Elizabethtown	KY	167,770	$2,515	07/2015	06/2025	$6,055	$268	$268
	750 North Black Branch Rd.	Elizabethtown	KY	539,592	$13,323	07/2015	06/2025	$32,222	$1,419	$1,419

	Total 2015 Mortgage Maturities			4,549,728	$269,399			$574,537	$29,716	$25,870

Footnotes
(1)	Represents GAAP capitalized costs as of June 30, 2011.
(2)	Property is classified as a capital lease for GAAP, accordingly $493 of GAAP income is included in non-operating income.
(3)	Subsequent to June 30, 2011, lease extended to 11/30/2022.
(4)	Property is currently vacant, rent balances are from prior tenant.

LEXINGTON REALTY TRUST
Consolidated Properties: Mortgages and Notes Payable
6/30/2011

Property	Footnotes	Debt Balance ($000)	Interest Rate (%)	Maturity (a)	Current Estimated Annual Debt Service ($000) (d)	Balloon Payment ($000)
Winchester, VA	(b)(c)	$9,722	6.346%	08/2011	$137	$9,690
Louisville, CO		7,253	5.830%	01/2012	308	7,195
Mechanicsburg, PA	(s)	4,584	7.780%	01/2012	280	4,514
Milford, OH	(b)	13,263	6.612%	02/2012	1,149	12,686
Lake Forest, CA		9,813	7.260%	02/2012	586	9,708
Westlake, TX	(b)	18,074	5.392%	05/2012	1,142	17,829
Millington, TN		16,452	5.247%	05/2012	957	16,222
Cary, NC	(b)	12,636	5.584%	05/2012	740	12,543
Lakewood, CO		8,018	5.097%	05/2012	505	7,890
Farmington Hills, MI	(b)	18,214	5.723%	09/2012	1,500	17,724
Laurens, SC	(b)	14,643	5.911%	09/2012	1,396	14,022
Temperance, MI	(b)	9,816	5.912%	09/2012	936	9,400
Baton Rouge, LA	(b)	6,102	5.333%	10/2012	443	5,948
San Antonio, TX		26,804	6.080%	10/2012	2,260	26,025
Plymouth, MI	(b)	10,607	5.964%	12/2012	1,026	10,026
Colorado Springs, CO	(b)	10,624	5.996%	12/2012	887	10,272
Fort Mill, SC		10,221	6.000%	01/2013	839	9,904
Centennial, CO	(b)(r)	14,161	5.724%	02/2013	1,177	13,555
Brea, CA	(b)	74,993	5.734%	05/2013	5,361	73,071
Atlanta, GA		41,762	5.268%	05/2013	3,004	40,356
Irving, TX	(b)	37,651	5.452%	05/2013	2,702	36,466
Houston, TX		16,317	5.218%	05/2013	1,166	15,737
Southington, CT		12,672	5.018%	05/2013	890	12,228
Indianapolis, IN		8,899	5.168%	05/2013	633	8,580
Fort Meyers, FL		8,774	5.268%	05/2013	592	8,550
Phoenix, AZ		17,450	6.270%	09/2013	1,527	16,490
Foxboro, MA	(b)	8,662	6.000%	01/2014	3,388	-
Moody, AL		6,753	4.978%	01/2014	493	6,350
Clive, IA		5,463	5.139%	05/2014	387	5,151
Fort Mill, SC		19,231	5.373%	05/2014	1,364	18,311
Philadelphia, PA	(p)	46,137	5.060%	07/2014	3,178	43,520
Fishers, IN		11,194	6.375%	08/2014	932	10,466
Columbus, IN	(i)	25,831	6.150%	09/2014	1,615	25,831
Las Vegas, NV	(i)	31,428	6.150%	09/2014	1,965	31,427
Memphis, TN	(i)	46,253	6.150%	09/2014	2,892	46,253
Columbus, IN	(i)	600	7.500%	09/2014	54	568
Las Vegas, NV	(i)	731	7.500%	09/2014	66	691
Memphis, TN	(i)	1,075	7.500%	09/2014	97	1,017
Issaquah, WA	(b)	31,493	5.665%	12/2014	2,113	30,388
Canonsburg, PA	(b)	9,082	5.426%	12/2014	489	9,095
Chicago, IL	(b)	29,389	5.639%	01/2015	1,552	29,900
Greenville, SC		9,000	5.500%	01/2015	495	9,000
Carrollton, TX		13,063	5.530%	01/2015	993	12,022
Herndon, VA	(b)	11,245	5.885%	04/2015	888	10,359
Glen Allen, VA	(b)	19,305	5.377%	05/2015	1,292	18,321
Houston, TX		15,672	5.160%	05/2015	1,114	14,431
Rockaway, NJ		14,900	5.292%	05/2015	802	14,900
Houston, TX		12,245	5.

LEXINGTON REALTY TRUST
Consolidated Properties: Mortgages and Notes Payable
6/30/2011

Property	Footnotes	Debt Balance ($000)	Interest Rate (%)	Maturity (a)	Current Estimated Annual Debt Service ($000) (d)	Balloon Payment ($000)
Indianapolis, IN		12,169		5.160%	05/2015	865	11,205
San Antonio, TX		12,080		5.340%	05/2015	875	11,167
Atlanta, GA		11,162		5.260%	05/2015	751	10,502
Los Angeles, CA		10,591		5.110%	05/2015	750	9,760
Richmond, VA		9,815		5.310%	05/2015	708	9,055
Harrisburg, PA		8,468		5.110%	05/2015	599	7,792
Knoxville, TN		7,217		5.310%	05/2015	520	6,658
Tulsa, OK		7,119		5.060%	05/2015	499	6,517
Carrollton, TX	(b)	19,756		5.725%	07/2015	1,382	18,710
Elizabethtown, KY	(j)	14,599		4.990%	07/2015	1,041	13,323
Hopkinsville, KY		8,560		4.990%	07/2015	610	7,812
Dry Ridge, KY	(n)	5,654		4.990%	07/2015	403	5,160
Owensboro, KY	(n)	4,997		4.990%	07/2015	356	4,561
Elizabethtown, KY	(j)	2,756		4.990%	07/2015	197	2,515
Houston, TX	(b)	41,833		6.250%	09/2015	8,367	18,161
Sugar Land, TX	(b)	10,914		6.250%	09/2015	2,135	6,286
Bridgewater, NJ		14,763		5.732%	03/2016	1,035	13,825
Omaha, NE		8,338		5.610%	04/2016	621	7,560
Tempe, AZ		7,875		5.610%	04/2016	586	7,140
Byhalia, MS		15,000		4.710%	06/2016	707	15,000
Lisle, IL		10,106		6.500%	06/2016	793	9,377
Dallas, TX	(b)	18,492		5.939%	07/2016	1,139	18,363
Rochester, NY	(f)	18,183		6.210%	08/2016	1,383	16,765
Statesville, NC	(f)	13,621		6.210%	08/2016	1,037	12,574
Rockford, IL	(f)	6,666		6.210%	08/2016	508	6,153
Glenwillow, OH		16,449		6.130%	09/2016	1,240	15,132
Memphis, TN		3,825		5.710%	01/2017	275	3,484
Orlando, FL		9,975		5.722%	02/2017	621	9,309
Dubuque, IA		10,011		5.402%	06/2017	733	8,725
Shreveport, LA		19,000		5.690%	07/2017	1,099	19,000
McDonough, GA		23,000		6.110%	11/2017	1,429	21,651
Lorain, OH	(b)	1,244		7.750%	07/2018	108	-
Manteca, CA	(b)	879		7.750%	07/2018	77	-
Watertown, NY	(b)	826		7.750%	07/2018	72	-
Lewisburg, WV	(b)	580		7.750%	07/2018	51	-
San Diego, CA	(b)	560		7.750%	07/2018	49	-
Galesburg, IL	(b)	493		7.750%	07/2018	43	-
Boston, MA		13,268		6.100%	12/2018	996	11,520
North Berwick, ME		10,462		3.560%	04/2019	1,532	-
Overland Park, KS	(b)	36,519		5.891%	05/2019	2,657	31,867
Kansas City, MO	(b)	17,419		5.883%	05/2019	1,268	15,182
Streetsboro, OH	(b)	18,853		5.749%	09/2019	1,344	16,338
Boca Raton, FL		20,400		6.470%	02/2020	1,342	18,383
Wall, NJ	(b)	26,044		6.250%	01/2021	3,056	-
Charleston, SC		7,350		5.850%	02/2021	437	6,632
Whippany, NJ		15,526		6.298%	11/2021	1,344	10,400
Subtotal/Wtg. Avg./Years Remaining (l)		553,417		5.770%	5.8	47,640	443,564

LEXINGTON REALTY TRUST
Consolidated Properties: Mortgages and Notes Payable
6/30/2011

Property	Footnotes	Debt Balance ($000)	Interest Rate (%)	Maturity (a)	Current Estimated Annual Debt Service ($000) (d)	Balloon Payment ($000)
Corporate
Term Loan	(h)(k)	$35,551	5.520%	03/2013	$1,995	$35,551
Term Loan	(h)(k)	25,000	5.520%	03/2013	1,403	25,000
Exchangeable Notes	(e)(m)	62,150	5.450%	01/2027	3,387	62,150
Convertible Notes	(o)(q)	115,000	6.000%	01/2030	6,900	115,000
Trust Preferred Notes	(g)	129,120	6.804%	04/2037	8,785	129,120
Subtotal/Wtg. Avg./Years Remaining (l)		$366,821	6.111%	11.2	$22,470	$366,821
Total/Wtg. Avg./Years Remaining (l)		$1,728,515	5.804%	5.3	$129,296	$1,586,299

Footnotes
(a)	Subtotal and total based on weighted average term to maturity (or put dates) shown in years based on debt balance.
(b)	Debt balances based upon imputed interest rates.
(c)	Loan satisfied subsequent to quarter end.
(d)	Remaining payments for debt with less than 12 months to maturity, all others are debt service for next 12 months.
(e)	Holders have the right to put notes to Lexington commencing 2012 and every five years thereafter.
(f)	Properties are cross-collateralized.
(g)	Rate fixed through 04/2017, thereafter LIBOR plus 170 bps.
(h)	Rate is swapped to fixed rate through maturity.
(i)	Properties are cross-collateralized.
(j)	Properties are cross-collateralized.
(k)	Represents full payable of loans, discount of $1,693 excluded from balance.
(l)	Total shown may differ from detailed amounts due to rounding.
(m)	Represents full payable of notes, discount of $380 excluded from balance.
(n)	Properties are cross-collateralized.
(o)	Holders have the right to redeem the notes on 01/15/17, 01/15/20 and 01/15/25.
(p)	Lexington has an 80.5% interest in this property.
(q)	Represents full payable of notes, discount of $10,820 excluded from balance.
(r)	Maturity date represents lender call date.
(s)	Property held for sale.

LEXINGTON REALTY TRUST
Non- Consolidated Investments: Mortgages & Notes Payable
6/30/2011

Joint Venture	Footnotes	Debt Balance ($000)	LXP Proportionate Share ($000) (3)	Interest Rate (%)	Maturity	Current Estimated Annual Debt Service ($000) (4)	Balloon Payment ($000)	Proportionate Share Balloon Payment ($000) (3)
Net Lease Strategic (5)		$13,202	$1,980	7.400%	08/2011	$-	$13,368	$2,005
Net Lease Strategic (5)		7,492	1,124	6.930%	08/2011	101	7,479	1,122
Jayal		288	86	11.500%	03/2012	303	-	-
Net Lease Strategic		22,398	3,360	5.147%	05/2012	1,213	22,153	3,323
Net Lease Strategic		5,101	765	7.670%	01/2013	2,914	-	-
Net Lease Strategic		12,576	1,886	5.148%	05/2013	894	12,144	1,822
Net Lease Strategic		4,710	707	5.950%	09/2013	381	4,496	674
Net Lease Strategic		19,671	2,951	5.810%	02/2014	1,551	18,588	2,788
Net Lease Strategic		9,027	1,354	5.616%	04/2014	697	8,484	1,273
Net Lease Strategic		866	130	8.500%	04/2015	271	-	-
Net Lease Strategic		16,306	2,446	5.411%	05/2015	1,189	15,087	2,263
Net Lease Strategic - Oklahoma TIC		14,536	872	5.240%	05/2015	976	13,673	820
Net Lease Strategic		12,182	1,827	5.212%	06/2015	836	11,349	1,702
Net Lease Strategic		5,883	882	5.783%	06/2015	462	5,371	806
Net Lease Strategic		16,044	2,407	8.036%	09/2015	3,438	6,925	1,039
Net Lease Strategic		4,650	698	8.036%	09/2015	948	2,203	330
Net Lease Strategic		8,262	1,239	6.090%	01/2016	668	7,446	1,117
Net Lease Strategic		6,107	916	6.090%	04/2016	494	5,465	820
Net Lease Strategic		6,284	943	6.315%	09/2016	497	5,723	858
One Summit		13,937	4,181	9.375%	10/2016	3,344	-	-
Net Lease Strategic		8,868	1,330	6.063%	11/2016	683	8,023	1,203
One Summit		9,192	2,758	10.625%	11/2016	2,239	-	-
Net Lease Strategic		8,588	1,288	5.910%	10/2018	728	6,624	994
Net Lease Strategic		9,482	1,422	6.010%	08/2019	753	7,658	1,149
Net Lease Strategic		7,500	1,125	6.507%	11/2019	563	6,692	1,004
Net Lease Strategic		9,582	1,437	6.270%	12/2019	774	7,755	1,163
Net Lease Strategic		8,125	1,219	9.800%	01/2020	1,933	-	-
Net Lease Strategic		9,689	1,453	5.930%	10/2020	750	7,660	1,149
Net Lease Strategic		8,911	1,337	5.460%	12/2020	741	5,895	884

LEXINGTON REALTY TRUST
Non- Consolidated Investments: Mortgages & Notes Payable
6/30/2011

Joint Venture	Footnotes	Debt Balance ($000)	LXP Proportionate Share ($000) (3)	Interest Rate (%)	Maturity	Current Estimated Annual Debt Service ($000) (4)	Balloon Payment ($000)	Proportionate Share Balloon Payment ($000) (3)
Net Lease Strategic		9,192	1,379	5.640%	01/2021	692	7,018	1,053
Net Lease Strategic		11,351	1,703	5.380%	08/2025	1,144	362	54
Net Lease Strategic		2,035	305	7.500%	10/2026	226	-	-
Total/Wtg. Avg. (1)/Years Remaining (2)		$302,037	$47,510	6.71%	5.0	$32,403	$217,641	$31,415

Footnotes
(1)	Weighted average interest rate based on proportionate share.
(2)	Weighted average years remaining on maturities based on proportionate debt balance.
(3)	Total balance shown may differ from detailed amounts due to rounding.
(4)	Remaining payments for debt with less than 12 months to maturity, all others are debt service for 12 months.
(5)	Lender is Lexington and has been repaid subsequent to June 30, 2011.

LEXINGTON REALTY TRUST
Partnership Interests
Six Months Ended June 30, 2011
($000)

Noncontrolling Interest Properties - Partners' Proportionate Share (1)

EBITDA	$1,242
Interest expense	$301
Depreciation and amortization	$973
Impairment charges	$11,478

Non-Consolidated Net Leased Real Estate - Lexington's Share

EBITDA	$14,522
Interest expense	$1,751

Footnotes
(1)	Excludes discontinued operations and OP unit noncontrolling interests.

LEXINGTON REALTY TRUST
Selected Balance Sheet and Income Statement Account Data
6/30/2011
($000)

Balance Sheet

Other assets	$61,057

The components of other assets are:

Deposits	$793
Forward purchase equity commitment	32,264
Investments- capital lease	10,608
Equipment	864
Prepaids	3,997
Other receivables	2,148
Deferred tax asset	667
Deferred lease incentives	8,327
Other	1,389

Accounts payable and other liabilities	$54,412

The components of accounts payable and other liabilities are:

Accounts payable and accrued expenses	$14,048
CIP accruals and other	16,707
Taxes	257
Deferred lease costs	5,477
Subordinated notes	2,201
Deposits	1,370
Escrows	4,567
Sale/leaseback financing obligation	4,750
Transaction costs	532
Derivative liability	4,503

Income Statement - six months ended June 30, 2011

Non-cash interest expense, net	$2,760

LEXINGTON REALTY TRUST
Revenue Data
6/30/2011
($000)

Base Rent Estimates for Current Assets
Year	Cash (1)	GAAP (1)
2011 - Remainder	$141,921	$146,466
2012	$278,882	$286,414
2013	$255,850	$258,990
2014	$222,324	$224,949
2015	$186,430	$188,623

Other Revenue Data

Asset Class	GAAP Base Rent as of 6/30/11 (2)	Percentage
Office	$96,061	81.4%
Industrial	$108	0.1%
Retail	$5,903	5.0%
Multi-tenant	$15,890	13.5%
	$117,962	100.0%

Credit Ratings (3)
Investment Grade	$69,578	46.9%
Non-Investment Grade	$24,150	16.3%
Unrated	$54,534	36.8%
	$148,262	100.0%

Footnotes
(1)
Amounts assume (1) lease terms for non-cancellable periods only, (2) that all below market leases are renewed by the tenants at the option rate, (3) that no new or renegotiated leases are entered into after 6/30/2011 and (4) excludes properties held for sale as of June 30, 2011.

(2)	Six months ended 6/30/2011 GAAP base rent recognized for consolidated properties owned as of 6/30/2011.
(3)	Credit ratings are based upon either tenant, guarantor or parent. Generally, all multi-tenant assets are included in unrated.

LEXINGTON REALTY TRUST
Top 20 Markets
6/30/2011

	Core Based Statistical Area (2)	Percent of GAAP Base Rent as of 6/30/11 (1)
1	Dallas-Fort Worth-Arlington, TX	7.7%
2	Los Angeles-Long Beach-Santa Ana, CA	6.4%
3	Houston-Sugar Land-Baytown, TX	5.3%
4	Memphis, TN-MS-AR	4.6%
5	Atlanta-Sandy Springs-Marietta, GA	4.4%
6	New York-Northern New Jersey-Long Island, NY-NJ-PA	4.0%
7	Detroit-Warren-Livonia, MI	3.5%
8	Kansas City, MO-KS	3.3%
9	Orlando-Kissimmee, FL	2.7%
10	Boston-Cambridge-Quincy, MA-NH	2.6%
11	Indianapolis-Carmel, IN	2.5%
12	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2.5%
13	Baltimore-Towson, MD	2.4%
14	Chicago-Naperville-Joliet, IL-IN-WI	2.2%
15	Charlotte-Gastonia-Concord, NC-SC	2.0%
16	Phoenix-Mesa-Scottsdale, AZ	2.0%
17	Washington-Arlington-Alexandria, DC-VA-MD-WV	1.9%
18	Columbus, OH	1.8%
19	Beaumont-Port Arthur, TX	1.8%
20	San Antonio, TX	1.8%
	Total Top 20 Markets (3)	65.6%

Footnotes
(1)	Six months ended 6/30/2011 GAAP base rent recognized for consolidated properties owned as of 6/30/2011.
(2)
A Core Based Statistical Area is the official term for a functional region based around an urban center of at least 10,000 people, based on standards published by the Office of Management and Budget (OMB) in 2000.  These standards are used to replace the definitions of metropolitan areas that were defined in 1990.

(3)	Total shown may differ from detailed amounts due to rounding.

LEXINGTON REALTY TRUST
Tenant Industry Diversification
6/30/2011

Industry Category	Percent of GAAP Base Rent as of 6/30/11 (1)
Finance/Insurance	13.3%
Energy	9.9%
Automotive	9.9%
Technology	9.7%
Service	7.3%
Consumer Products	7.1%
Healthcare	6.7%
Transportation/Logistics	6.6%
Food	5.6%
Telecommunications	4.0%
Construction/Materials	4.0%
Media/Advertising	3.7%
Printing/Production	2.9%
Aerospace/Defense	2.6%
Retail Department	1.5%
Real Estate	1.4%
Apparel	1.4%
Education	1.1%
Retail Specialty	0.7%
Retail Electronics	0.3%
Security	0.2%
Total (2)	100.0%

Footnotes
(1)	Six months ended 6/30/2011 GAAP base rent recognized for consolidated properties owned as of 6/30/2011.
(2)	Total shown may differ from detailed amounts due to rounding.

Tenants or Guarantors	Number of Leases	Sq. Ft. Leased	Sq. Ft. Leased as a Percent of Consolidated Portfolio (2)	GAAP Base Rent as of 6/30/11 ($000) (1)	Percent of GAAP Base Rent as of 6/30/2011 ($000) (1)
Bank of America, National Association	8	691,893	3.7%	$4,739	3.2%
Baker Hughes, Inc.	2	720,221	3.8%	$4,659	3.1%
Dana Holding Corporation and Dana Limited	6	1,902,414	10.1%	$4,150	2.8%
Federal Express Corporation	2	641,286	1.8%	$3,709	2.5%
Morgan, Lewis & Bockius, LLP (3)	1	290,565	1.5%	$3,421	2.3%
Swiss Re America Holding Corporation	2	476,123	2.5%	$3,397	2.3%
CEVA Logistics U.S., Inc. (TNT Logistics Holdings, B.V.)	3	2,503,916	13.3%	$3,286	2.2%
Wells Fargo Bank, N.A.	2	338,301	1.8%	$2,992	2.0%
International Business Machines Corporation (Internet Security Systems, Inc.)	2	289,000	1.5%	$2,956	2.0%
JPMorgan Chase Bank, National Association	3	430,375	2.3%	$2,701	1.8%
	31	8,284,094	42.4%	$36,010	24.3%

Footnotes
(1)	Six months ended 6/30/2011 GAAP base rent recognized for consolidated properties owned as of 6/30/2011.
(2)	Total shown may differ from detailed amounts due to rounding.
(3)	Includes parking garage operations. Lexington has an 80.5% interest in this property.

Investor Information

Transfer Agent		Investor Relations

BNY Mellon Shareowner Services		Patrick Carroll
480 Washington Blvd.		Exevutive Financial Officer
Jersey City NJ 07310-1900		Telephone (direct)	(212) 692-7215
(800) 850-3948		Facsimile (main)	(212) 594-6600
www.bnymellon.com/shareowner/isd		E-mail pcarroll@lxp.com

Research Coverage

Bank of America/ Merril Lynch
James Fledman	(646) 855-508

Barclays Capital		Morgan, Keegan & Co., Inc.
Ross L. Smotrich	(212) 526-2306	Stephen C. Swett	(212) 508-7585

Friedman, Billings, Ramsey		Raymond James & Assoc.
Gabe Poggi	(703) 469-1141	Paul Puryear	(727) 567-2253

J.P. Morgan Chase		Stifel Nicolaus
Anthony Paolone	(212) 622-6682	John W. Guinee	(443) 224-1307

Keefe, Bruyette & Woods		Wells Fargo Securities, LLC
Sheila K. McGrath	(212) 887-7793	Todd J. Stender	(212) 214-8067